Exhibit 10.7

AUCTION SALE AGREEMENT

HOLLAND INDUSTRIAL GROUP LLC, together with FEDERAL EQUIPMENT COMPANY, and CAPITAL RECOVERY GROUP LLC (collectively, the “Auctioneers”) which will act jointly and severally as the exclusive agents on behalf of IBIO INC (“IBIO”) pursuant to this agreement  (the “Agreement”), dated February 10, 2023 (the “Effective Date”) for the sale at public auction (the “Auction”) or by negotiated sales (“Negotiated Sales”) of equipment and other tangible personal property (collectively, the “Equipment”) located at IBIO’s facility at 8800 Health Science Center Pkwy, Bryan TX 77807 (the “Facility”) upon the following terms and conditions:

1.	AUCTION & AUCTION DATES.

The Auction will be conducted as an online Auction on the Internet through an Internet provider selected by Auctioneers (the “Internet Provider”) commencing on a mutually agreed upon date to be scheduled following the Effective Date of this Agreement.

2.EQUIPMENT TO BE SOLD.

The Equipment to be sold shall include all of the Equipment at the Facility designated by  IBIO for sale as per Exhibit A. Once an item of Equipment is advertised for sale by Auctioneers it shall remain available for sale unless otherwise agreed in writing by Auctioneers, which shall not be unreasonably withheld, conditioned or delayed.

3.	AUCTION PROMOTION & ADVERTISING.

Prior to the Auction, Auctioneers will conduct a promotional marketing campaign for the sale of the Equipment utilizing digital publication on Industry websites, Internet publication on Auctioneers’ Websites and the Internet Provider’s Website, emails to Auctioneers’ subscriber lists and by such other means as Auctioneers deem appropriate in their professional judgment.

Auctioneers’ customer lists, which have been developed over years of auction selling to customers throughout the world will be used for marketing the sale of the Equipment.

A detailed catalog listing each item of Equipment with photographs and a description will be prepared by Auctioneers, posted on Auctioneers’ Websites and the Internet Provider’s Website.

4.SALE PREPARATION; LABOR & ACCESS TO FACILITY.

Auctioneers will supervise and direct the preparation of the Equipment for sale no later than [DATE].  IBIO, at its expense, shall provide at least one (1) person, upon a mutually agreed upon date for a period not to exceed two (2) business days, reasonably familiar with the Equipment at the Facility to answer questions from Auctioneers relating to all matters relating to the preparation, inspection, sale and removal of the Equipment.

Auctioneers and their representatives shall, at no additional cost and expense be permitted reasonable access to the Facility during IBIO’s standard business hours starting upon a mutually agreed upon date through the Removal Period (as defined in Section 7 below) and provided with normal utility service for water, sewer, heat and electricity (collectively, the “Utilities”) to prepare for and conduct the Auction and for the removal of the Equipment by the purchasers (the “Purchaser”) and their riggers following its sale.  Prospective purchasers are to be permitted to inspect the Equipment at the Facility on the day before commencement of the Auction and at other times by appointment made in advance with IBIO.

Prior to the sale of any of the Equipment, IBIO, at its sole cost and expense, shall remove all chemicals, hazardous materials and toxic substances as defined in any applicable environmental laws, rules and regulations (“Hazardous Materials”) contained in the Equipment and in any of the lines running to and from the Equipment, with the exception for any lines, lubricants or other materials reasonable required for the storage, operation and maintenance of the Equipment, as reasonably determined by IBIO.

5.EXPENSES.

All marketing expenses for promoting the sale and all labor, travel, lodging and other necessary expenses for Auctioneers’ personnel to prepare for and conduct the Auction and conclude the sale of the Equipment have been budgeted not to exceed Two Hundred Thousand Dollars ($200,000) (the “Expenses”).  The Expenses will be advanced by Auctioneers and reimbursed out of the proceeds from the sale of the Equipment as provided in Section 10 below.

6.	SALE PROCEDURES & TERMS.

The Equipment to be sold at the Auction will be sold to the highest bidders for cash. At the time of the Auction, IBIO represents, warrants and covenants that IBIO is authorized to execute and perform its obligations under this Agreement, has the right to sell the Equipment, has good and marketable title to the Equipment, and, to its knowledge, all Equipment will be free and clear of all liens, claims and encumbrances of any kind or nature. Auctioneers will be auctioning the Equipment on an “as is,” “where is” and “with all faults” basis.  Auctioneers will consult with IBIO regarding the manner and method of Auction but shall have the right to present the Equipment and conduct the Auction using their best efforts provided, however in the manner, and utilizing the methods, that they deem in their professional judgment to be appropriate.

All bidders will be required to register with Auctioneers and the Internet Provider prior to bidding and agree to be bound by the Terms of Sale established by Auctioneers and the Internet Provider; provided, however, such Terms of Sale shall not provide any representations, warrants or covenants from IBIO without its express prior consent.

With the prior written approval of IBIO, Equipment may be sold by Negotiated Sales before the Auction.

The sale of an item of will be considered final once the item has been paid for at the Auction (or in a Negotiated Sale).  In the event payment is not made for an item bid upon at the Auction, the item shall be considered a “non-sale.”  Auctioneers in conjunction with IBIO shall use their best efforts to resell any non-sale item following the Auction by Negotiated Sales.

7.REMOVAL.

Removal of the Equipment shall be done by qualified riggers at the expense, risk and liability of the Purchasers, including, without limitation, liability for any damages to the Facility or for any environmental conditions that may be caused or exacerbated in connection with the removal of the Equipment.  Auctioneers will assist in identifying qualified riggers with the understanding that the riggers will not be employees or agents of Auctioneers, and  will be engaged by the Purchasers, perhaps as independent contractors.  Removal parameters for the removal by the selected riggers will be pursuant to terms and conditions mutually agreed to in writing by Auctioneer and IBIO.  Neither Auctioneers nor IBIO shall have any liability for any damages or injuries to persons or property in connection with removal of the Equipment.   Purchasers will be required to remove all Equipment following the Auction within a period no later than April 28th 2023 (the “Removal Period”).  All riggers prior to commencement of removal will be required to furnish a certificate of insurance for general liability insurance with limits of no less than Two Million Dollars ($2,000,000) per occurrence with financially sound, duly licensed and reputable insurers on account of injury or damage to persons or property at the Facility, naming IBIO and Auctioneers as additional insureds.  During the Removal Period, the Purchasers and their riggers, while in coordination with Auctioneers, shall be given access to the Facility by IBIO during IBIO’s normal business hours with 48 hours in advance notice and provided with the utilities at no cost to remove their purchases.  If the Purchaser or their riggers do not show after the confirmation by IBIO of a pick-up date, IBIO may reschedule an alternative date in their reasonable discretion.  If a Purchaser, or their riggers, never picks up their items from the Auction after  reasonable efforts by IBIO to make these arrangements (a “No-Show”), the proceeds from any sale of a No Show shall be credited towards the Sales Proceeds regardless of whether the Purchaser ever takes possession of those items or not.  The Auctioneers will supervise the Purchasers are removing only the Equipment they purchased, and be present at the Facility when the Purchasers and their riggers remove their purchases.  Notwithstanding the foregoing, if any Purchaser does not remove their purchases prior to the end of the Removal Period, the Auctioneers will remove such purchases from the facility no later than May 1, 2023.

8.	SECURITY & RISK OF LOSS.

From the Effective Date until the Removal Period, IBIO shall be responsible, at its sole cost and expense, for all reasonable security at the Facility before, during and through the Removal Period, and shall be responsible for all risk of loss or damage to the Equipment until it is paid for by the Purchasers and removed by the Purchasers, except for any loss or damage to either: (i) the Equipment caused by Auctioneers or their employees, agents or representatives, or (ii) the Facility or the Equipment caused by the Purchasers or their employees, agents, or representatives, including but not limited to the rigger removing items on behalf of any Purchaser.

9.AUCTIONEERS’ COMPENSATION.

a.Guaranteed Amount.  Auctioneer hereby guarantees that the aggregate amount of the gross proceeds from the sale of the Equipment (“Sale Proceeds”) shall be an amount at least equal to Two Million One Hundred Thousand Dollars ($2,100,000) (the “Guaranteed Amount”).  As used herein, “Sale Proceeds” excludes any and all Buyer’s Premium (as that term is defined in Section 9c below).

b.Initial Deposit; Balance of Remaining Guaranteed Amount. Within five (5) business days after IBIO provides Auctioneer with evidence reasonably satisfactory to Auctioneer that IBIO will deliver free and clear title to the Equipment, including the payment of any Personal Property Taxes as set forth in Section 9e below, if any, Auctioneer shall pay to IBIO as an advance the sum of by certified check or wire transfer of immediately available funds, representing one hundred percent (100%) of the Guaranteed Amount  (“Initial Deposit”). IBIO shall have the right to terminate this Agreement effective immediately if Auctioneer fails to pay IBIO in accordance with this Section 9b.

c.Auctioneer's Compensation.  Provided that Auctioneer has paid the Initial Deposit to IBIO pursuant to the terms of the immediately preceding Section 9b, IBIO hereby agrees that: (i) Auctioneer shall retain the portion of the Sale Proceeds in an amount not to exceed the Guaranteed Amount; and (ii) Auctioneer shall retain the portion of Sale Proceeds, if any, after subtracting the Guaranteed Amount there from, in the amount not to exceed the Expenses, as defined in Section 5.  Auctioneer shall also charge Purchasers and retain a buyer’s premium (the “Buyer’s Premium”) equal to a percent to be determined by Auctioneer of the gross purchase price as compensation to Auctioneer for all Equipment sold prior to, during and after the Auction (including any Negotiated Sales), which shall be payable by each Purchaser in addition to the purchase price bid. Auctioneer intends to charge a Buyer’s Premium of eighteen percent (18%), which shall not be increased without the prior written consent of IBIO.

d.Sale Expenses.  Subject to Section 5 above and in accordance with Section 9a-c above, Auctioneer shall be entitled to be reimbursed for Expenses.  Notwithstanding the foregoing, expenses related to the use of the Facility (for example, utilities, trash removal, internet service, rent, insurance for the Subject Premises, etc.), shall be paid for solely by IBIO and not be part of the Expenses reimbursed to Auctioneer.  For purposes of clarification, IBIO shall be entitled to charge any costs or expense related to the disposal of any Equipment purchased by the Purchaser and not removed prior to the Removal Period  and which are incurred after the Removal Period to the Purchaser as a condition of the removal of any Equipment purchased.

e.Personal Property Taxes.  If applicable, IBIO is responsible for paying all Personal Property Taxes on the Equipment for taxes due and owing but unpaid and taxes for the entire calendar year 2022/2023 which have been assessed against IBIO for the Equipment for the year 2022/2023 but may not yet be due and owing (collectively the “Personal Property Taxes”).  Before Auctioneer directs final payment of the Sales Proceeds, as provided in this Agreement, IBIO will provide Auctioneer paid receipts from the taxing municipality evidencing IBIO’s payment of all Personal Property Taxes.  In the event that Auctioneer receives evidence of IBIO not paying all Personal Property Taxes on the Equipment for taxes due and owing pursuant to this Section 9e, Auctioneer shall provide such evidence promptly to IBIO, and Auctioneer may deduct from the Sales Proceeds the amount of such Personal Property Taxes and pay them to the taxing authority directly within 10 business days after the Auction has ended.

f.Upside Sharing. In addition to Auctioneer’s obligation to deliver the Guaranteed Amount pursuant to Section 9a hereof, if applicable, Auctioneer agrees to deliver to IBIO per the following formula:

i.the Guaranteed Amount;

ii.Any Sale Proceeds over $2,300,000 will be split 80:20 in favor of IBIO (with Sales Proceeds between $2,100,000 and $2,300,000 remitted to Auctioneer for Expenses); and

iii.Auctioneer shall be entitled to the Buyer’s Premium on the sale of all items.

10.	ACCOUNTING & SETTLEMENT.

Auctioneers will maintain accurate records of the bidding during the Auction and accurate records of all Negotiated Sales.  A preliminary accounting for all items sold at the Auction will be provided to IBIO immediately following the Auction.

All Sales Proceeds from the Auction of the Equipment will be collected by Auctioneers.  Auctioneers will deliver to IBIO an itemized accounting setting forth the purchase price for each item sold together with an itemization of Sale Expenses within Fourteen (14) calendar days of the Auction.   At the time of the delivery of the accounting, remittance will be made to IBIO of the Sales Proceeds, less the Guaranteed Amount, Expenses, and the portion of Sales Proceeds due to Auctioneer (which are over $2,300,000) pursuant to Section 9f (iii). All amounts in this Agreement are to be paid in U.S. Dollars.

Copies of all records of the sale of the Equipment shall be maintained at Auctioneers’ offices for a period of one (1) year following completion of the Auction and at all times during that one (1) year period shall be available to IBIO upon reasonable advance notice.

11.UTILITY DISCONNECTION AND EQUIPMENT REMOVAL.

The Purchasers at the Auction shall be solely responsible for disconnecting any utilities from the Equipment and rigging and shipping the purchased Equipment.  Under no circumstances shall IBIO be responsible for Equipment removal or utility disconnection unless IBIO specifically is requested and agrees to do so. All Equipment purchased must be removed from the Facility by the end of the Removal Period.  The Equipment shall be removed in a workmanlike manner under Auctioneers’ direct supervision, provided however, Auctioneer has no responsibility for supervising the Facility or providing security to protect the Facility or any of its contents, including the Equipment, from theft, vandalism, casualty or other damage at any time before, during or after the Removal Period.  Subject to the limitations of liability set forth in Section 19, Auctioneer will instruct all Purchasers to remove oils or other fluids that any such Purchaser drained or caused to be drained from any of the Equipment before such Purchaser removes such Equipment from the Facility. Any oils or other fluids taken from any Equipment, if not removed by the Purchaser, will remain the responsibility of Auctioneer to store and/or remove from the Facility. Unless included in Exhibit A, under no circumstances will Auctioneer ever be responsible for draining, collecting, cleaning, storing or removing any oils, fluids or any other Hazardous Materials which is located on the Facility, whether as part of Equipment or separately contained or occurring.

12.USE OF PREMISES.

IBIO authorizes Auctioneer and its representatives to enter upon and use the Facility for the purposes of a) storing the Equipment thereupon; b) preparing for and conducting the Auction (or Negotiated Sales); c) otherwise exhibiting the Equipment to prospective purchasers; and d) with IBIO’s prior consent, for such other purposes as are reasonably and necessary to conduct the Auction and all manner of sales public or private.  IBIO agrees that Auctioneer will have rent-free use of the Facility until completion of the project but in no event beyond the Removal Period.  IBIO further agrees that it will furnish utilities, heating and proper lighting necessary to prepare for and conduct the Auction at IBIO’s sole expense. The Auctioneer will leave the Facility in the same general condition that the Facility is in currently (wear and tear excepted).  Notwithstanding the foregoing, IBIO acknowledges that Auctioneer shall remove all items in EXHIBIT A on or before May 1, 2023 .

13.ENVIRONMENTAL MATTERS.

Auctioneers shall have no liability or responsibility with respect to any environmental conditions or matters or Hazardous Materials with respect to the Equipment and the Facility, including, without limitation, any responsibility for any Hazardous Materials contained in any of the Equipment or for any environmental conditions that may be caused or exacerbated in connection with the removal of the Equipment.  IBIO will undertake all reasonable precautions to ensure that Hazardous Materials, if any, at the Facility and in the Equipment do not become exposed to the Purchasers or Auctioneers’ personnel.

14.	TITLE TO EQUIPMENT; CONSENTS.

If requested by the Purchaser, IBIO will provide a bill of sale in order to warrant to the Purchasers of the Equipment that IBIO has the right to sell the Equipment and that to its knowledge, the Equipment will be sold with good and marketable title to the Purchasers free and clear of all liens, claims, restrictions and encumbrances of any kind or nature.

15.INSURANCE.

Auctioneers shall carry general liability insurance with limits of no less than Two Million Dollars ($2,000,000) in the aggregate with financially sound, duly licensed and reputable insurers on account of injury or damage to persons or property at the Facility, naming IBIO as an additional insured. Prior to entering the Facility to prepare for the sale of the Equipment, Auctioneers shall furnish IBIO with a certificate evidencing such coverage.  Throughout the duration of this Agreement, IBIO shall maintain property and casualty insurance on the Equipment and any insurance required on the Facility, naming Auctioneer as additional insured.  Should an insurance claim be required due to damage to any of the Equipment (sold pursuant to Section 6) because of fire, theft, flood, etc., IBIO will be solely responsible for filing any such claim and any insurance proceeds due shall be deemed part of the Sales Proceeds of the Auction and distributed in accordance with Section 9 above.  Risk of loss to the Equipment due to theft or vandalism remains with IBIO until the Equipment is paid for at the Auction by a Purchaser.

16. INDEMNIFICATION.

IBIO agrees to indemnity and hold Auctioneer, their members, directors, officers, shareholders, agents and employees (each an “Auctioneer Indemnitee”) harmless from any third party claims, causes of action, damages and liabilities of any kind (each a “Claim”) arising from or in connection with: (i) any breach of the warranties contained in Section 6 directly relating to the Equipment made by IBIO to Auctioneer, or (ii) any material breach of the remaining provisions of this Agreement by IBIO, except if and to the extent that any such Claim has resulted from any fraud, intentional misconduct, willful misconduct, or failure to comply with applicable laws by any Auctioneer Indemnitees in connection with the performance of this Agreement.

Auctioneer agrees to indemnify and hold IBIO, its subsidiary iBio CDMO LLC, and their respective directors, officers, employees, shareholders, agents and advisors (each an “IBIO Indemnitee”) harmless from any Claims arising from or in connection with (i) any material breach of the Agreement by Auctioneer, or (ii) any fraud, intentional misconduct, willful misconduct, or failure to comply with applicable laws by any Auctioneer Indemnitees in connection with the performance of this Agreement.

In the event an Indemnitee seeks indemnification hereunder, it shall (a) inform the indemnifying party of the Claim as soon as reasonably practicable after it receives notice of the same, (b) permit the indemnifying party to assume direction and control of the defense or investigation of the Claim at the expense of the indemnifying party (including the right to settle the claim solely for monetary consideration provided that the Indemnitee receives a full and unconditional release of the Claim in connection therewith) and (c) cooperate as requested (at the expense of the indemnifying party) in the defense of the Claim. The failure of an Indemnitee to perform any obligations under this Section shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party can demonstrate that defense of the Claim has been materially affectedy as a result of such failure.

17.GOVERNING LAW.

This Agreement is executed in and shall be governed by and construed under, the laws of the State of Delaware.

18. BINDING ARBITRATION CLAUSE

THE PARTIES HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL. ANY CONTROVERSY OR CLAIM ARISING OUT OF CONTRACT, TORT, STATUTE OR OTHERWISE (INCLUDING THE INTERPRETATION OF THIS ARBITRATION CLAUSE, AND THE ARBITRABILITY OF THIS CLAIM OR DISPUTE BETWEEN THE PARTIES HERETO AND/OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS, OR CONSIGNORS, SHALL BE SETTLED BY ARBITRATION ADMINISTERED BY JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC., UNDER JAMS COMPREHENSIVE ARBITRATION RULES & PROCEDURES. THE NUMBER OF ARBITRATORS SHALL BE ONE (1). THE PARTIES AGREE THAT THEY SHALL EACH BE RESPONSIBLE FOR THEIR OWN ARBITRATION FEES AND COSTS UNTIL SUCH TIME AS THE ARBITRATOR AWARDS ARBITRATION COSTS TO THE PREVAILING PARTY. THE ARBITRATION SHALL BE HELD NEW CASTLE COUNTY, DELAWARE. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE. IF ANY ACTION BASED ON THE PERFORMANCE, BREACH OR INTERPRETATION OF THIS CONTRACT IS BROUGHT, THE PREVAILING PARTY IN SUCH ACTION AS DETERMINED BY THE ARBITRATOR SHALL BE ENTITLED TO RECOVER FROM

THE LOSING PARTY ALL ACTUAL AND DOCUMENTED COSTS, EXPENSES OF ARBITRATION, AND REASONABLE ATTORNEY'S FEES. ANY AWARD OF THE ARBITRATOR SHALL BE IN WRITING AND WILL BE FINAL AND BINDING ON ALL PARTIES, SUBJECT TO ANY LIMITED RIGHT OF APPEAL UNDER THE FEDERAL ARBITRATION ACT.

19.LIMITATION OF LIABILITY.

Auctioneer has the obligations set forth in this Agreement but in no event, and regardless of any undertaking by Auctioneer in this Agreement, in any other document, or made without a writing, shall Auctioneer have any liability to IBIO which exceeds the amount equal to the total Sales Proceeds retained by Auctioneer plus the amount of Buyer’s Premium collected by the Auctioneer.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY BE RESPONSIBLE OR HAVE ANY LIABILITY UNDER THIS AGREEMENT FOR ANY INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY LOST PROFITS OR LOSS OF REVENUE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

20.DISCLAIMER OF WARRANTIES.

WITH THE EXCEPTION OF THE EXPRESS WARRANTIES OR REPRESENTATIONS CONTAINED IN SECTION 6 OF THIS AGREEMENT, IBIO HAS NOT HERETOFORE MADE AND DOES NOT HEREBY MAKE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE QUALITY, QUANTITY, CONDITION, VALUE, QUIET ENJOYMENT, MERCHANTABILITY, OR FITNESS FOR ANY PURPOSE WHATSOEVER.  THE EQUIPMENT IS SOLD AND ASSIGNED “AS IS,” “WHERE IS”.

21.COUNTERPARTS; FACSIMILE SIGNATURES.

This Agreement may be executed in any number of counterparts, each of which, when executed, will be deemed to be an original and all of which, when taken together, will be deemed to be but one and the same legally enforceable and binding instrument.  Delivering signatures via facsimile  or electronic transmission in .pdf format shall be an acceptable means of executing this Agreement and signatures so delivered shall be treated as originals and be fully binding on the signing party.

22. SEVERABILITY.

The provisions of this Agreement shall be severable.  Should any part, term or provision of this Agreement be construed by any court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the legality, validity and enforceability of the remaining parts, terms and provisions shall not be affected thereby.

23. INDEPENDENT CONTRACTOR.

Nothing contained in this Agreement will be construed as creating any agency, partnership, joint enterprise or other similar relationship between the parties.  The relationship between the parties will at all times be that of independent contractors.  Neither party will have authority to contract for or bind the other in any manner whatsoever.  This Agreement confers no rights upon either party except those expressly granted herein and does not confer any right upon either party to make any representations or commitment on behalf of the other.

24.FORCE MAJEURE.

Neither party will be liable or responsible to the other party, nor be deemed to have defaulted or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement when and to the extent such failure or delay is caused by or results from acts of God, flood, fire, earthquake, explosion, governmental actions, war, invasion or hostilities (whether war is declared or not), terrorist threats or acts, riot, or other civil unrest, national emergency, revolution, insurrection, epidemic, pandemic, lock-outs, strikes or other labor disputes (whether or not relating to either party’s workforce), or restraints or delays affecting carriers or inability or delay or telecommunication breakdown or power outage, provided that, if the event in question continues for a continuous period in excess of thirty (30) days, either party shall be entitled to give notice in writing to the other to terminate this Agreement. Neither party will be liable for any loss, injury, delays or damages suffered or incurred by the other party due to the above causes or to the termination of the Agreement pursuant to this Section.

25.COMPLETE AGREEMENT; ASSIGNMENT.

This Agreement constitutes the entire understanding between the parties and replaces any and all prior agreements related to the Auction.  This Agreement may not be modified or amended except in writing signed by the parties.  This Agreement may not be assigned to any party without the written consent of the other parties.

26.AUCTIONEER’S TERMS AND CONDITIONS.

Attached here as Exhibit B are the terms and conditions Auctioneers provide Purchasers and other participants to its auctions and sales.  These terms and conditions will be used for the Auction.   The terms and conditions include terms which give to the Purchasers the same responsibilities as those described in Sections 7 and 11 of this Agreement as being performed by Purchasers, and not IBIO or Auctioneers.

We thank you for the opportunity to present this Agreement.  Please indicate your acceptance by signing and returning a copy of this Agreement to us and we will schedule the Auction and commence our promotional campaign.

HOLLAND INDUSTRIAL GROUP LLC

DATED: February 9, 2023		By:	/s/ Brian Holland
Brian Holland, Authorized Signatory

FEDERAL EQUIPMENT COMPANY

DATED: February 9, 2023		By:	/s/ Adam Covitt
		Title:	President
		Print Name:	Adam Covitt

CAPITAL RECOVERY GROUP LLC

DATED: February 9, 2023		By:	/s/ William Firestone
		Title:	Chief Executive Officer
		Print Name:	William Firestone

Agreed and accepted this 10th day of
February, 2023

IBIO, Inc.

By:	/s/ Marc Banjak
Title:	General Counsel
Print Name:	Marc Banjak

EXHIBIT A

[List of Equipment]

iBio Tag #	Equipment Type	Equipment Description	Vendor / Manufacturer	Model #	Serial #
A-501	Part; Motor	Homogenizer Motor		108705200260	61738H001-4
ALIC-25	Other	Seeder Emergency Stop		PWS4PDRC5000	JJPWS4PDRCP50003
ALID-30-32	Other	Wyckoma UV Water Purifier		N/A	N/A
AM-01	Benchtop pH/Conductivity Meter	Orion Versa Star Pro pH/Conductivity Benchtop Meter	Thermo Scientific	Orion VeraStar Pro	V10865
AM-01_PR-01	Benchtop pH/Conductivity Meter; Printer	Orion versa printer	SNBC	BTP-M300	1912610956
AM-02	Benchtop pH/Conductivity Meter	PH/conductivity meter (Thermo VSTAR50)	Thermo Scientific	Orion VeraStar Pro	V10372
AM-03	Handheld pH/Conductivity Meter	Benchtop pH/conductivity meter	Thermo Scientific	Orion Star A329	G08221
AM-04	Handheld pH/Conductivity Meter	Benchtop pH/conductivity meter	Thermo Scientific	Orion Star A329	G08479
AM-05	Handheld pH/Conductivity Meter	Benchtop pH/conductivity meter	Thermo Scientific	Orion Star A329	G07509
AM-06	Handheld pH/Conductivity Meter	Benchtop pH/conductivity meter	Thermo Scientific	Orion Star A329	G08220
AM-07	Handheld pH/Conductivity Meter	pH/EC Meter	Thermo Scientific	Orion Star A329	G08790
AM-08	Benchtop pH/Conductivity Meter	PH/Conductivity meter (Thermo VSTAR50)	Thermo Scientific	Orion VeraStar Pro	V13929

AM-10	Benchtop pH/Conductivity Meter	PH Meter	THERMO FISHER	Orion VeraStar Pro (VSTAR90)	V16639
AM-11	Benchtop pH/Conductivity Meter	Benchtop pH/conductivity meter	Thermo Scientific	Orion VeraStar Pro	V16857
AM-12	Benchtop pH/Conductivity Meter	Benchtop pH/conductivity meter	VWR	MU6100L	21230692
BC-01	BSC	Bio Safety Cabinet (SterilGARD SC403A-HE)	Baker	SterilGARD SC403A-HE	97741
BC-02	BSC	Biosafety Cabinet	THE BAKER COMPANY	SG403A-HE	98461
BC-03	BSC	Biological Safety Cabinet	Baker Company	SG403A-HE	103026
BC-04	BSC	Biosafety Cabinet	BAKER SterilGard	SG603A-HE	103270
BC-05	BSC	Bio Safety Cabinet (SterilGARD SG404)	THE BAKER COMPANY	SG404	121145
BC-06	BSC	Biosafety Cabinet	BAKER SterilGard	SG604	121144
BC-07	BSC	Biosafety Cabinet	BAKER SterilGard	SG404	125223
BC-08	BSC	Biosafety Cabinet	Baker	SterilGARD SC-404
BIO-01	Analyzer	Agilent 2100 Bioanalyzer; Computer: IBIOAGILENT	Agilent	G2939B	DEDAE01028
BL-01	Other	Compactor; Bailer	Marathon	4224	2091883
BLI-01	Analyzer	Biolayer Interferometer (BLItz)	Pall Forte-bio	Blitz	FB-60066
BLOT-01	Gel Box	Blotter	Bio-Rad	Criterion Blotter	560BR 00926

BLOT-02	Gel Box	Blotter	Invitrogen by Thermo Scientific	iBlot	10069096
BLOT-03	Gel Box	Blotter	Invitrogen by Thermo Scientific	iBlot	10060140
BR-04	Bioreactor	Bio Flo Controller; Computer: DT-72a	Eppendorf	BioFlo 320	B320HP001718
BR-05	Bioreactor	Bio Flo Controller; Computer: DT-72a	Eppendorf	BioFlo 320	B320HP001719
BR-06	Bioreactor	BioFlo 320, configured controller	Eppendorf	BIOFLO_320_CS
BR-06 & BR-07_N/A	Bioreactor	DO Cable, with T-82 connector for BioFlo 320	Eppendorf	M1379-8106
BR-06 & BR-07_N/A	Bioreactor	DO Sensor, Mettler Toledo InPro 6820, 225mm, straight T-82 connector	Eppendorf	P0720-6526
BR-06 & BR-07_N/A	Bioreactor	Single-Use Vessel Bundle for BioFlo 320	Eppendorf	M1379-0322
BR-07	Bioreactor	BioFlo 320, configured controller	Eppendorf	BIOFLO_320_CS
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick Power Controller and System	Eppendorf	BIOFLO-110	301062575
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick Controller	Eppendorf	BIOFLO-110	301048357
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick	Eppendorf	BIOFLO-110	301062554

		Liquid Addition Pump
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick Heat Jacket		DO302	R0723681
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick Vessel (5L)		N/A	N/A
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick DO/PH Controller	Eppendorf	BIOFLO-110	300847316
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick Foam Level Controller	Eppendorf	BIOFLO-110	301162598
BR-N/A (BIOFLO-110)	Bioreactor	New Brunswick Gas Mix Controller Bus	Eppendorf	BIOFLO-110	301062566
BR-N/A (Holloway)		Holloway America Bioreactor (200L)		609458	30527
BR-N/A (Holloway)		Holloway America Bioreactor (50L)		608719	30129
BR-N/A (Holloway)		Holloway America Heat Jacket		30437	10453C37
C-01	Other	Hoopman Seed Coater and Power Switch (pan coater)	HOOPMAN EQUIPMENT AND ENGINEERING	PC-S	20E60-0275
CAP-01	Capillary Electrophoresis	ESI Separation System; Capillary Electrophoresis	deltaDOT	Peregrine 1	PER00128

CAP-02	Capillary Electrophoresis	CESI 8000 plus; HIGH PERFORMANCE SEPARATION ESI MODULE; Computer: ABSCIEX-TTOATVR	SCIEX	CESI 8000 PLUS	B038775072
CBTK-01	CO2 FYRITE Gas Analyzer	Combustion Test Kit	BACHARACH	0011-7032	20100735
CC-01	Analyzer	Countess Automated Cell Counter	Invitrogen by Thermo Scientific	C10281	13011-032
CC-101	Part; Column	Axichrom Chromatography Column 70/300; B1	CYTIVA	28901840	2851549
CC-102	Part; Column	Axichrom Chromatography Column 70/300; B1	CYTIVA	28901840	2865490
CE-01	Handheld Conductivity Meter	Handheld Conductivity Meter	Fisher Scientific	15-077-977	170038251
CF-01	Centrifuge	Centrifuge - Roto evaporator/concentrator	Labconco	7810010	120559385 C
CF-02	Centrifuge	Eppendorf 5417R Centrifuge	Eppendorf	5417R	5407ZO031839
CF-03	Centrifuge	Centrifuge (Avanti J-265 XPI)	Beckman Coulter	AVANTI J-26S XPI	JST12G01
CF-04	Centrifuge	Table Top Centrifuge 5804R, 15amp version	Eppendorf	5804R	5805CP064983
CF-05	Centrifuge	Centrifuge (benchtop) - Microcentrifuge C1603	Eppendorf	5427R	5409FL804956

CF-06	Centrifuge	Microcentrifuge 210A	DENVILL SCIENTIFIC	C0210	4097
CF-07	Centrifuge	Mini Centrifuge	VWR	10067-588	2015120240
CF-08	Centrifuge	Galaxy Mini Centrifuge	VWR	C1413	10060863
CF-09	Centrifuge	Galaxy Mini Centrifuge	VWR	C1413	1008 0515
CF-10	Centrifuge	Allegra X-30 Centrifuge	Beckman Coulter	Allegra X-30	ALT12K047
CF-11	Centrifuge	Mini Centrifuge	VWR	10067-588	2015120239
CF-13	Centrifuge	Mini Centrifuge (MySPIN 6)	THERMO SCIENTIFIC	75004061	HSF6029 (or HSF56029)
CF-14	Centrifuge	Mini Centrifuge	VWR	C0803	179-16031-19120149
CF-15	Centrifuge	Benchtop Centrifuge	Fisherbrand	14955300	14955300-1659
CF-16	Centrifuge	Centrifuge (swing bucket)	Eppendorf	5810 R	5811IN188964
CF-17	Centrifuge	Centrifuge 5420	Eppendorf	5420	5420KH204129
CF-18	Centrifuge	Centrifuge (benchtop)	Beckman Coulter	Microfuge 20R	MRB20L15
CF-N/A	Centrifuge	Digital High Speed Microcentrifuge	VWR	C1603	110-18031-19110088
CF-N/A (Grundfos Centrifuge)		Grundfos Centrifuge Pump		A96523265-P11101546	N/A
CF-N/A (Grundfos Centrifuge)		Grundfos Centrifuge Pump		A96523265-P11101547	N/A
CF-N/A (New)	Centrifuge	Mini Centrifuge	VWR	C0803	179-16031-21080274
CF-N/A (New)	Centrifuge	Mini Centrifuge	VWR	C0803	179-16031-21120277

CF-N/A (New)	Centrifuge	Mini Centrifuge	VWR	C0803	179-16031-21120280
CF-N/A (New)	Centrifuge	Mini Centrifuge	VWR	C0803	179-16031-21120281
CIP-01_CE-104		CIP SKID WASH CONDUCTIVITY SENSOR	Mettler Thornton	244-634	10060571
CM-01	Handheld Colorimeter	Handheld Colorimeter	Hach	DR/890	Unknown
CMR-01	Camera/Microscope	FLUORESCENCE IMAGING CAMERA; Computer: DT-75	Tucsen	FL-20BW	KBLF06520003
CMR-01_DT-75		Desktop; Instrument: CMR-01	Dell
CRSY-01	Condensate Recirculator	Condensate Recirculator	Caron	CRSY102-1	CRSY102-1-1799
CRYO-01	CryoPod Carrier	CryoPod Carrier	biocision	CP3L	CP001109
CWT-01	Weight Set	1 mg to 10 kg ASTM Class 1 Weight Set	Troemner	30391383	4000020171
CWT-02	Weight Set	20 kg ASTM Class 1 Weight	Troemner	30391454	1000145468
CWT-03	Weight Set	1 mg Class 1 Weight	Troemner	80781102	1000145467
CWT-04	Weight Set	100 g ASTM Class 1 Weight	Troemner	80781142	1000179174
CWT-05	Weight Set	1 mg to 500 g ASTM Class 1 Weight Set	Troemner	30390154	4000029090
CWT-06	Weight Set	1 kg ASTM Class 1 Weight	Troemner	30390261	4000029090-1
CWT-08	Weight Set	50 g and 1000 g ASTM Class 1 CarePac Weight Set	Mettler Toledo	11123108	4000029799

CWT-09	Weight Set	5 kg ASTM Class 4 Stainless Weight	Troemner	30391187	1000234156
CWT-10	Weight Set	10 kg ASTM Class 4 Stainless Weight	Troemner	30391324	1000234258
CWT-11	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235582
CWT-12	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235583
CWT-13	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235584
CWT-14	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235585
CWT-15	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235586
CWT-16	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235587
CWT-17	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235588
CWT-18	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235589
CWT-19	Weight Set	25 kg ASTM Class 4 Stainless Weight	Troemner	30391193	1000235590

CWT-N/A (New)	Weight Set	10 g and 200 g ASTM Class 1 Weight Set	Mettler Toledo	11123101	4000026048
DA-01	Meter	Digital Anemmometer	EMD MILLIPORE	DA-100-NT	16268
DB-01	Dry/Heat Block	ThermoMixer 5350	Eppendorf	5350	5350BJ036961
DB-02	Dry/Heat Block	Digital Mini Dry Bath	BioExpress	BSH200-HL	AS-BSH200-5643
DB-04	Dry/Heat Block	Digital Mini Dry Bath	BioExpress	BSH200-HL	AS-BSH200-5879
DB-05	Dry/Heat Block	Digital Drybath (ISOTEMP 145D)	Fisher Scientific	1450	102N0028
DB-06	Dry/Heat Block	Digital Mini Heat Block	Fisherbrand	14955218	A37-00746
DB-07	Dry/Heat Block	Digital Drybath (Drybath Stdrd 1 blck 100-120V)	Thermo Scientific	88870001	JCBT70001083
DB-08	Dry/Heat Block	Digital Mini Heat Block	Fisherbrand	14955218	137-16031-19120177
DL-01-MT/TT-04	Data Logger	TraceableGO Bluetooth Temperature/Humidity Monitor	VWR	76214-378	200782720
DL-01-MT/TT-05	Data Logger	TraceableGO Bluetooth Temperature/Humidity Monitor	VWR	76214-378	200782721
ELPC-02	Electronic Pipette Aid	Electronic Pipette Aid	Sartorius	Midi Plus	4539404876
ELPC-03	Electronic Pipette Aid	Electronic Pipette Aid	Sartorius	Midi Plus	4539604192
ELPC-04	Electronic Pipette Aid	Electronic Pipette Aid	Sartorius	Midi Plus	4539604190

ELPC-05	Electronic Pipette Aid	Electronic Pipette Aid	Thermo Scientific	S1 Pipet Filler	211391
ELPC-06	Electronic Pipette Aid	Pipet-Aid XP	Drummond Scientific	PIPET AID XP	236470L
ELPC-07	Electronic Pipette Aid	Electronic Pipette Aid	Fisherbrand	Unknown	MJ759512
ELPC-08	Electronic Pipette Aid	Pipette Controller	Jencons	POWERPETTE PLUS	AD7182
ELPC-11	Electronic Pipette Aid	ELECTRONIC PIPETTE CONTROLLER, ELPC-11	Cole Parmer	25300-96	J0900072
ELPC-12	Electronic Pipette Aid	ELECTRONIC PIPETTE CONTROLLER, ELPC-12	Cole Parmer	25300-96	J0900075
ELPC-13	Electronic Pipette Aid	Electronic Pipette Aid	Cole-Parmer	Omega Zen	J0900079
ELPC-14	Electronic Pipette Aid	FB MOTORIZED PIPET FILLER, ELPC-14	Fisherbrand	FB14955202	None
ELPC-15	Electronic Pipette Aid	FB MOTORIZED PIPET FILLER, ELPC-15	Fisherbrand	FB14955202	None
ELPC-16	Electronic Pipette Aid	Electronic Pipette Aid	Sartorius	Midi Plus	4542404808
ELPC-17	Electronic Pipette Aid	Electronic Pipette Aid	Sartorius	Midi Plus	4542404807
ELPC-18	Electronic Pipette Aid	Electronic Pipette Aid	Thermo Scientific	S1 Pipet Filler	210637
ELPC-N/A	Electronic Pipette Aid	Pipet-Aid XP	Drummond Scientific	Pipet Aid XP	255733L
ENDO-01		Endotoxin System; Computer: DT-60	Charles Rivers	Nexgen MCS 150	21381257
ENDO-01_DT-60		Dell Desktop/Charles Rivers;	Dell

Instrument: ENDO-01
EPLC-12	Electronic Pipette Aid	Electronic Pipette Aid	Thermo Scientific	S1 Pipet Filler	233593
EPWR-01	Electrophoresis Power Supply	Electrophoresis Power Supply	Bio-Rad	PowerPac HC	043BR40278
EPWR-02	Electrophoresis Power Supply	Electrophoresis Power Supply	Bio-Rad	PowerPac Basic	041BR156066
EPWR-03	Electrophoresis Power Supply	Power source, Electrophoresis Power Supply	BIO-RAD	PowerPac HC	043BR38975
EPWR-04	Electrophoresis Power Supply	PowerEase Touch 90W, Electrophoresis Power Supply	Invitrogen by Thermo Scientific	ZP10001	19A31A014
EPWR-05	Electrophoresis Power Supply	Electrophoresis Power Supply	Bio-Rad	PowerPac HC	043BR38969
EPWR-N/A	Electrophoresis Power Supply	Electrophoresis Power Supply	Invitrogen by Thermo Scientific	PS0120	PS0120200919003
EPWR-N/A (New)	Electrophoresis Power Supply	Gel Power Supply Adapter; ZOOM IPGRunner	Invitrogen by Thermo Scientific	ZM0002	202008-0008
FBD-01	Other	Hoopman Tank and Power Switch, SEED COATING FLUID BED DRYER, FBD-01	HOOPMAN EQUIPMENT AND ENGINEERING	FBL	20E63-0287
FH-01	BSC	AMS Chemical Fume Hood	AIR MASTER SYSTEMS	AIR MASTER SYSTEMS	N/A
FIT-01	Filter Integrity Tester	Milipore Integritest 4; B1	EMD MILLIPORE	XIT450001	IT40138

FIT-N/A (New)	Filter Integrity Tester	Filter Integrity Tester	Millipore	IT5INS001	IT506223115
FM-100	Fill Machine	Proface Control Panel (For Flexicon)	M&O Perry	P1540	P-1052
FM-100_HEPA-01	Fill Machine	Magnhelic HEPA Filter Housing	M&O Perry	SAM 24 CRF/LI	36500 [1052 B4 (2x4x6" - 7.03ft2)]
FM-200	Fill Machine	Flexicon Filling Machine (Pump)	FLEXICON	91-060-00A	190311-213120
FM-200_CC-01	Fill Machine	Flexicon (Air Compressor)	FLEXICON	93-100-100	181214-002255
FM-200_N/A	Fill Machine	Burket Pilot 80-100 PSI (on fill finish machine)		98124608	1000
FM-200_N/A	Fill Machine	Burket Pilot 80-100 PSI (on fill finish machine)		98124608	1001
GCEL-01	Electrophoresis Gel Box	Xcell SureLock	Novex by Life Technologies	EI0001	009436691
GCEL-02	Electrophoresis Gel Box	Xcell SureLock	Novex by Life Technologies	EI0001	009489764
GCEL-03	Electrophoresis Gel Box	Electrophoresis Gel Cell; Mini PROTEAN Tetra	Bio-Rad	Mini PROTEAN Tetra Cell	552BR112534
GCEL-04	Electrophoresis Gel Box	Electrophoresis Gel Cell; Mini PROTEAN Tetra	Bio-Rad	Mini PROTEAN Tetra Cell	552BR160175

GCEL-05	Electrophoresis Gel Box	Electrophoresis Gel Cell; Mini PROTEAN Tetra	Bio-Rad	Mini PROTEAN Tetra Cell	552BR165669
GCEL-06	Electrophoresis Power Supply	Mini-Gel Electrophoresis Power Supply	Life Technologies	PowerEase 90W PS0090	0900532107
GCEL-07	Electrophoresis Gel Box	Mini Gel Tank	Invitrogen by Thermo Scientific	None	None
GCEL-N/A		E-Gel Power Snap Electrophoresis	Invitrogen	G8100	2848021070066
HBLK-01	Digital Heatblock	Digital Heatblock	VWR	NO75838-294	210616003
HBLK-02	Digital Heatblock	Digital Mini Heat Block	Fisherbrand	14955218	137-16031-19120036
HBLK-03	Digital Heatblock	Digital Mini Heat Block	Fisherbrand	14955218	137-16031-19120035
HM-01	Mixer	Homogenator	WARING LABORATORY	38BL54	120315
HM-02	Mixer	Homogenator	WARING LABORATORY	38BL54	100913
HM-03	Mixer	Homogenator; Heavy Duty Blender	WARING LABORATORY	CB15	101105
HM-04	Mixer	High Shear Laboratory Mixer	Silverson Machines Ltd	L5M-A	38022
HM-05	Mixer	Disintegrator Motor	Bepex-Reitz	Angle Disintegrator RP Series	2010041824
Hoist	Other	Pittsburgh Centrifuge Lift	Pittsburgh	Heavy Duty 2Ton Folding Engine Crane	367821634

HPLC-03	HPLC	HPLC, ANALYTICAL SCIENCES HIGH-PERFORMANCE LIQUID CHROMATOGRAPHY (HPLC) SYSTEM	Shimadzu	LC-20AD	L20105357031
HPLC-04	HPLC	HPLC LC Infinity 1260IIE; Computer: DT-74	Agilent	SYS-LC-1260IIE	DEAEW06746
HPLC-04_ DT-74	HPLC	Dell Desktop; Instrument: HPLC-04	Dell
HPLC-05	HPLC	HPLC DAD/FLD; Computer: DT-73	Agilent	SYS-LC-1260IIE	DEAEW06594
HPLC-06	HPLC	HPLC 1260 Infinity II Vial Sampler G7129A	Agilent	Agilent 1260 Infinity II Vial sampler G7129A (DEADQ34684); Quat Pump G7111B (DEADW06782); MCT G7116A (DEADM06266); DAD WR G7115A (DEAC611667); FLD Spectra G7121B	DEAEW06782

				(DEAEJ01869); FS-AC G1364F (DEAGS00935)
HPLC-07	HPLC	HPLC, ANALYTICAL SCIENCES LAB HIGH-PERFORMANCE LIQUID CHROMATOGRAPHY SYSTEM	SCIEX	Exion LC	ABRES5803372
HRV-01		Hedge Trimmer (For Harvest)	Stihl	HSE 70 Hedge Trimmer	N/A
HRV-01_A-501		Tank 501 Agitator	Brawn Mixer, Inc.	BGMF75	110003
HRV-01_A-503		Tank 503 Agitator Blade	Brawn Mixer, Inc.	BGMF75	110101
ICE-01	Other	Ice Maker
IMGR-01	Gel Imager	Gel Doc XR+ Imager; Computer: WRoom2	Bio-Rad	1708195	721BR13736
IMGR-02	Gel Imager	Gel Imager, ZOE	Bio-Rad	ZOE Fluorescent Cell Imager	742BR2344
INC-01	Incubator	28 C INCUBATOR, INC-01	SANYO	MIR-262	10080233
INC-02	Incubator	37 C INCUBATOR, INC-02	SANYO	MIR-262	11040095
INC-03	Incubator	32.5 C IncuCell 404 INCUBATOR (32.5 deg C +/-2.5 deg C)	BMT	LSIS-B2V/1C 404	D132099
INC-03-TE-01	Incubator	32.5 C IncuCell INCUBATOR,	ENDRESS + HAUSER	TH12-A8ADX2A1BK1	S50407232A1

		INC-03, EMS TEMPERATURE SENSOR
INC-04	Incubator	22.5 C FrioCell 404 INCUBATOR (22.5 deg C +/-2.5 deg C)	BMT	FC-B2V-M/FC404	E150801
INC-04-TE-01	Incubator	22.5 C FrioCell INCUBATOR, INC-04, EMS TEMPERATURE SENSOR	Endress Hauser	TH12-A8ADX2A1BK1	S50411232A1
INC-05	Incubator	Cell Culture CO2 Incubator	PHCBI	MCO-170AICUVL-PA	190160106
INC-06	Incubator	Incubator	Sanyo	MIR-262	10080230
INC-07	Incubator	Incubator Max Q 6000	THERMO SCIENTIFIC	4353	107548-28
INC-08	Incubator	Refrigerated Incubator Shaker	Eppendorf	New Brunswick Innova 43R	110355172
INC-09	Incubator	Incubator Shaker	Labnet	I5311DS	10038810
INC-10	Incubator	Refrigerated Incubator Shaker	Eppendorf	New Brunswick Innova 42R	SI42HR204111
INC-11	Incubator	Biological Indicator Incubator	Steris	S3271	20012863
INC-12	Incubator	Digital Microplate Incubator	BT LabSystems	BT1101	MU2018010455
INC-13	Incubator	Refrigerated Incubator Shaker	Eppendorf	New Brunswick Innova 43R	SI43JH2000928
INC-16	Incubator	Refrigerated Incubator Shaker	Eppendorf	New Brunswick Innova 43R	S142KL305802
INC-17 (New)	Incubator	SRS CO2 Incubator	PHCBI	MC0-1708ICUVL	220160007

INC-N/A	Incubator	New Brunswick Incubator Galaxy 170S	Eppendorf	C0170S-120-1000	40233
INC-N/A (Lab Companion Incubator)		Lab Companion Incubator		SI600	N/A
INC-N/A (Lab Companion Incubator)		Lab Companion Incubator holder rack		SI600	N/A
INC-N/A (Lab Companion Incubator)		Lab Companion Shaker Rack		SI600	N/A
INC-N/A (TBD)	Incubator	Microplate Incubator	BT LabSystems	BT1101	BL-E28-1032
INF-02	Other	Small-Scale Infiltrator	APF	None	None
LC-01	Liquid Chromatography	Cytiva AKTA Pure 150; FPLC--Pure (AKTA Pure 150 BENCHTOP CHROMATOGRAPHY SYSTEM); Computer: DT-94	CYTIVA	29046665	1803232
LC-01_DT-94	Liquid Chromatography	Desktop; Instrument: LC-01
LC-02	Liquid Chromatography	Cytiva AKTA Process (Gradient	GE Healthcare	IQ150FPW	28980354

		System); LC-02; AKTA Chromatography Skid (Gradient System)	Bio-Sciences
LC-03	Liquid Chromatography	Cytiva AKTA Pilot 400; LC-03; AKTA Pilot Chromatography Skid (GE AKTA Pilot 400); Computer: DT-78	GE Healthcare Bio-Sciences	56317181	1465844
LC-03_DT-78	Liquid Chromatography	Desktop; Instrument: LC-03
LC-04	Liquid Chromatography	Cytiva AKTA Process (Isocratic System); LC-04; AKTA Chromatography Skid (Isocratic System)	GE Healthcare Bio-Sciences	IQ150FPW	28980355
LC-05	Liquid Chromatography	Cytiva AKTA FPLC - Avant; Computer: DT-93	GE Healthcare Bio-Sciences	28930842	1521342
LC-05_DT-93	Liquid Chromatography	Desktop; Instrument: LC-05
LC-06	Liquid Chromatography	Cytiva AKTA Avant 25 CHROMATOGRAPHY SYSTEM; Computer: DT-61	GE Healthcare Bio-Sciences	28930842	2584237
LC-06_DT-61	Liquid Chromatography	Desktop; Instrument: LC-06

LC-07	Liquid Chromatography	Cytiva AKTA 25 LIQUID CHROMATOGRAPHY, BUILDING 1 MB/PD LAB; Computer: DT-67	GE Healthcare Bio-Sciences	28930842	2626667
LC-07_DT-67	Liquid Chromatography	Desktop; Instrument: LC-07
LC-08	Liquid Chromatography	Cytiva AKTA 25 LIQUID CHROMATOGRAPHY, BUILDING 1 MB/PD LAB; Computer: DT-68	GE Healthcare Bio-Sciences	28930842	2628404
LC-08_DT-68	Liquid Chromatography	Desktop; Instrument: LC-08
LC-09	Liquid Chromatography	Cytiva AKTA Avant 25 FPLC - Avant; Computer: LP-AKTA-124	GE Healthcare Bio-Sciences	28930842	2814045
LC-10	Liquid Chromatography	Cytiva AKTA FPLC - Avant 150; Computer: DESKTOP-JADJOEO	CYTIVA	28976337	2825681
LC-11	Liquid Chromatography	Cytiva AKTA Pilot 600 R; B1; Computer: LP-Akta-127	CYTIVA	29704661	2843929
LC-12	Liquid Chromatography	Cytiva AKTA Avant 25 CHROMATOGRAPHY SYSTEM; Computer: LP-AKTA-125	CYTIVA	28930842	2881938

LSH-503		Tank 503 Sensor, HIGH LEVEL SWITCH	ROSEMOUNT	2120D2RBCSX211	MSKK74800K0000
LT-501		Tank 501 Sensor	OMEGA	LV01503-LP	110214
LT-503		Tank 503 Sensor, LEVEL TRANSMITTER	Omega Engineering	LVU1505-LP	11D217
MA-01	Moisture Analyzer	BENCHTOP MOISTURE ANALYZER, MA-01	Mettler Toledo	HE73/03	C129191478
MANF-01	Filtration Manifold	Millipore EZ-Fit Manifold (Vacuum manifolds support simultaneous filtration of three test samples)	Millipore	EZFITBASE3	BM7AA9924
MANF-02	Filtration Manifold	Millipore EZ-Fit Manifold (Vacuum manifolds support simultaneous filtration of six test samples)	Millipore	EZFITBASE6	None
MIC-01	Microscope	Microscope	Olympus	BX43F	0M11045
MIC-02	Microscope	Microscope	Jenco	CP-2A1	V206116
MPR-01		BioTek Synergy H1, SYNERGY H1 HYBRID MULTI-MODE PLATEREADER; Computer: DT-65	BioTek	H1M	253156

MPR-01_DT-65		Dell Desktop; Instrument: MPR-01 (plate reader)	Dell
MPR-02		Microplate Reader; Computer: DT-39	BioTek	EPOCH 2	18041929
MPR-02_DT-39		Desktop; Instrument: MPR-02
MPS-01	MicroPulser Electroporator	MicroPulser Electroporator	Bio-Rad	165-2100	411BR7412
MS-01	Mass Spec	QQQ TOF Mass Spec; Computer: Desktop-O0MS0BV	SCIEX	Triple TOF 5600	AY22791203
MS-01_NG-02		Nitrogen Generator	Peak Scientific	Genius 1024 230v	721110550
MS-01-UPS	Mass Spec	UPS	Powervar	42052-108R	42052108R-2210082
MS-02		QTOF Mass Spec; Computer: SCIEX-X500B	SCIEX	X500 QTOX	DN230022002
MS-02_NG-01		Nitrogen Generator	Peak Scientific	Genius 1024 230v	771061676
MS-02-UPS		UPS	Powervar	42080-72R	4208072R-2040003
MX-02	Mixer	Analog Stir Plate	Thermo Scientific	SP18425	C1725110102729
MX-03	Mixer	Digital Magnetic Mixer	VWR	12621-054	160629002
MX-07	Mixer	Magnetic Stirrer Mixer (Midi MR1)	IKA	IP21	None
MX-08	Mixer	Analog Magnetic Stirrer	Thermo Scientific	88880009	K3KT09034

MX-10	Vortex mixer	Analog Vortex mixer	VWR	58816-121	110310030
MX-11	Mixer	Magnetic Stirrer Mixer (Midi MR1)	IKA	IP21	None
MX-12	Vortex mixer	Analog Vortex Mixer	VWR	58816-121	101011006
MX-N/A	heater/mixer	Thermal heater/mixer; ThermoMixer F1.5	Eppendorf	5384	5384KO708635
MX-N/A	heater/mixer	Thermal heater/mixer; ThermoMixer F1.5	Eppendorf	5384	5384LI309238
MX-N/A (New)	Mixer	Compact Digital Mixer System	Cole-Parmer	50006-01	250CP30717
N/A		Stainless Steel Square Table
N/A		5.5 ft Stainless Steel Bench
N/A	Furniture	3 ft Stainless Steel Bench
N/A	Storage	30 gallon flammable cabinet
N/A		Diaphragm Pump		3HJW3B	MF654921
N/A		DYMO Label Writer 450	DYMO	1750110	1841021750110
N/A		Sanyo Incubator	SANYO	MIR262	10080232
N/A		Rheometer (in box)	LungBio
N/A		Filter Cart (used)	Repligen	N/A	N/A
N/A		Boegthin Flow Monitor Sensor Probe		401565	502398-1-004

N/A		Cleanrooms International Filter Fan		SAM-24	36500
N/A		Contec 6.5x2 Roller		284EPJ	3667
N/A		Donaldson Filter (Sterile Tank Filtering complete housing)		P-BE0576	73903488
N/A		6 ft Desk
N/A		Gray Desk
N/A		Envircon Filters		N/A	N/A
N/A		20L Carboys	Thermo Scientific
N/A	Bioreactor	Whatman Bioreactor Bioreactor Vessel (8L)		N/A	N/A
N/A		Contec 10x2 Roller		284EPJ	3667
N/A		0.5mL tube Heatblock, 1 each	VWR	13259-000	Z10709001
N/A		2mL tube Heatblock, 3 each	VWR	12985-048	210602001
N/A		Dry Heat Block	VWR	75838-294
N/A		APC Uniterruptable Power Supply		SRT8KRMXLT	AS1641272199
N/A		Boxes of single-use coveralls, expired	3M
N/A		Grow racks (10 shelves, 1 unit)	CC Pharming

N/A	Durachill (2-3 HP DuraChill™ Chiller, Air-Cooled, Water-Cooled)	PolyScience	DCA304D1XC-101	1A10D1373
N/A	Automatic Paper Towel Dispensors	Uline
N/A	Pallet of single-use coveralls	Ultraguard
N/A	Control Inc Bioreactor Control Panel	WATSON-MARLOW	CSD363612SS6R	A-1958
N/A	AAF Air Filter Housing		WE2717	SA090154
N/A	Agronomy Biohazard Dumpster		N/A	N/A
N/A	American Lifts Elevator Platform		36525	N/A
N/A	APC Uniterruptable Power Supply		RW500DR	AS1029143523
N/A	Auto Up Lift		STE30-25-4	211108791
N/A	Baldor Electrical Pump		N/A	K070079
N/A	Beckman Coulter Rotor		N/A	12U57022
N/A	Beckman Coulter Rotor		N/A	12U57053
N/A	Beckman Coulter Rotor		N/A	18U41966
N/A	Beckman Coulter Rotor		N/A	18U41972
N/A	Beckman Coulter Rotor		N/A	18U41975
N/A	Beckman Coulter Rotor		N/A	18U41981
N/A	Bioractor Rack		N/A	N/A

N/A	Black Chemical Locker	N/A	N/A
N/A	Burket Flow Switch for centrifuge	N/A	429136
N/A	Centrifuge Base	N/A	N/A
N/A	Depth Filter	N/A	N/A
N/A	Envirco fan filter	11156-001	S08-IQ-01750
N/A	Envirco fan filter	11156-001	S08-IQ-01753
N/A	Envirco fan filter	11156-001	S08-IQ-01757
N/A	Envirco fan filter	11156-001	S08-IQ-01783
N/A	Evoguard Disc Valve	N/A	09022001740001170072
N/A	Evoguard Disc Valve	N/A	0902200174001170107
N/A	Evoguard Disc Valve	N/A	0902205170001173427
N/A	Evoguard Disc Valve	N/A	09022051790001173430
N/A	Evoguard Disc Valve	N/A	09041007270001171051
N/A	Evoguard Disc Valve	N/A	09041607270001171054
N/A	Evoguard Disc Valve	N/A	09041607460001173840
N/A	Evoguard Disc Valve	N/A	09041607460001173840
N/A	Evoguard Valve	0-903-355-331	9033553310001170000
N/A	GE Thermal Motor (on Mixer)	5KH36PNB050T	D07J170126
N/A	Newman Lanelling Power Supply	NV2	10450
N/A	Parker Door Lift	02.00HB2ALU34A	CC607668C

N/A	Polyscience recirculator	5870T87XC751	1C1081640
N/A	Sartorius Pump (on the bioreactor)	8843415	D02101088
N/A	Sartorius Servomotor	AKM23D-ANBNC-00	80396035
N/A	Sartorius Servomotor	AKM23D-ANBNC-00	80396036
N/A	Scrubbing Tank	N/A	N/A
N/A	Stackup Homogenizer and Disintegrator	N/A	N/A
N/A	Sump pump (under grate) Post Infiltration	N/A	N/A
N/A	Sump pump fuse box	N/A	N/A
N/A	Sump Pump Germ	N/A	N/A
N/A	Sump Pump Harvest	N/A	N/A
N/A	Sump Pump Infiltration	N/A	N/A
N/A	Sump pump on/off switch	N/A	N/A
N/A	Sump pump on/off switch	N/A	N/A
N/A	Tablecraft Kenkut 3
N/A	Tray Racks for growing plants	N/A	N/A
N/A	Pallet washer (used as tray washer)	N/A	N/A
N/A	TRUDO DO Sensor	DOS-OFF-VP-225	477
N/A	TRUDO DO Sensor	DOS-OFF-VP-225	697
N/A	TRUDO DO Sensor	DOS-OFF-VP-225	698

N/A	VWR Recirculator		1177MD	108800807
N/A	VWR Recirculator		1177PD	108C00855
N/A	VWR Recirculator		1177PD	3F1081196
N/A	Wave Tube Sealer		28411704	1146852
N/A (Column)	BPG Column (BPG 100/500)	CYTIVA	TO 80405	56116562
N/A (Column)	AXI-CHROM 300-1000		28903963	44
N/A (Intermec Label Printer A)	Intermec Label Printer; Computer: IBIODT-10	Intermec	PC43t	116C1730219
N/A (Intermec Label Printer A)_DT-10	Dell Desktop Workstation, Instrument: Intermec Label Printer	Dell
N/A (Intermec Label Printer B)	Intermec Label Printer; Computer: IBIODT55	Intermec
N/A (Intermec Label Printer B)_DT-55	Dell Desktop/Intermec; Instrument: Label Printer	Dell
N/A (Lenze Labeler)	Lenze Labeler Motor		13019972	1786089
N/A (Lenze Labeler)	Lenze Labeler Motor		13020623	1785062
N/A (Lowara)	Lowara Water Pump (for centrifuge)		20171215	7520560967
N/A (Lowara)	Lowara water pump motor		20171215	13304R002F

N/A (New)		Fluorescence Test Plate	BioTek Instruments	1400501	531367
N/A (Peristaltic Pump)		Control Inc Bioreactor Control Panel	WATSON-MARLOW	010.NS22.210	10195787
N/A (Proteus)		Glas-Col Temperature Control (On Proteus)		099ARD4512	474933
N/A (Proteus)		Proteus 2000		590	N/A
N/A (Rosemont)		Rosemont Heat Jacket		1116C-43	20006
N/A (Siemens Centrifuge)		Siemens Centrifuge Motor		1705/1933953-001	N/A
N/A (Supply)		Spool Printer (Tape)	N/A	PC43t	116c1730061
N/A (Westfalia Centrifuge)		Westfalia Centrifuge		CSA19-06-476	1694-995
N/A (Wiegmann Mixer)		Wiegmann Mixer		B141206CH	E6924
N/A (Xcellerex Bioreactor System)		Xcellerex Bioreactor System		XD-50	X0212010
N/A? (PP-10?)		Masterflex L/S (Pump Head)	MASTER FLEX	77200-60	N/A
New	Sterilizer	Glass Bead Sterilizer	VWR	B1205	172-16031-21060065
New	Test Plate	Absorbance Test Plate	BioTek Instruments	7260522	531361
NF-02		Baby Nutsche Filter (5L)	Pope Scientific	C276-1.5FVTR150-FL	147671-1-3

OV-01	Microwave Oven	Danby	DMW111KBLDB	4720000000000
P-303	Hydrovar Pump System; GERMINATION ROOM IRRIGATION DISTRIBUTION PUMP, P-303	Goulds	5SV5FA30	K1609123
P-304	Goulds Hydrovar Pump, Irrigation; (IRR-01-VFD-P-304), VARIABLE FREQUENCY DRIVE		VEM3555	N/A
P-402	peristaltic pump; INOCULATION SOLUTION TRANSFER PUMP	WATSON MARLOW	520DUS/REM	L020910
P-803	Sump pump (under grate) Post Infiltration		N/A	N/A
PC-01	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	161104042
PC-02	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	161104043
PC-03	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	101204044
PC-04	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	200404034
PC-05	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	210604006

PC-06	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	210604010
PC-07	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	210604007
PC-08	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	210604009
PC-09	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	210604011
PC-10	Laser Particle Counter	Lighthouse Worldwide Solutions	Solair 3100	210604008
PCR-01	QPCR THERMAL CYCLER, BUILDING 1 MB/PD LAB	THERMO FISHER	QUANTSTUDIO 5 REAL-TIME PCR (CATALOG #: A28138)	272511703
PCR-02	PCR Workstation Cabinet	VWR	10783-132	31102-02F 00351
PCR-03	Thermocycler	Eppendorf	Nexus GX2 Mastercycler	6336JL526723
PCR-N/A (New)	UV Cabinet (PCR)	Grant Instruments	UVC/T-M-AR	04010422010009
PGCH-01	gBrite LED PLANT GROWTH CHAMBER, PGCH-01	CARON	7312-50-2	7312-50-2-013
PGCH-02	gBrite LED PLANT GROWTH CHAMBER, PGCH-02	CARON	7312-50-2	7312-50-2-014
PH-02	Benchtop pH Meter	Thermo Scientific	Orion 4 STAR	B32770
PH-03	Benchtop pH Meter	VWR	SympHony SB70P	D05492

PIP-002	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-02	VWR	Signature Variable 1000uL	42764417
PIP-003	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-03	VWR	Signature 20µL	42731744
PIP-004	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-04	VWR	Signature EHP Variable 200 uL	42753091
PIP-005	12-Channel Pipette	30 to 300 uL 12 CHANNEL PIPETTE, PIP-05	Eppendorf	Research Plus	M18968B
PIP-006	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-06	Eppendorf	Research Plus 1000 uL	156701A
PIP-007	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-07	Eppendorf	Research Plus 10 uL	163850A
PIP-008	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL PIPETTE, PIP-08	Eppendorf	Research Plus	159502A
PIP-009	8-Channel Pipette	0.5 to 10 uL 8 CHANNEL PIPETTE, PIP-09	Finnpipette	8ch 4510	C70350
PIP-010	12-Channel Pipette	20 to 200 uL 12 CHANNEL PIPETTE, PIP-10	VWR	Signature EHP Variable 200 uL	153870016

PIP-011	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-11	Gilson	P1000L	NK73657
PIP-012	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-12	VWR	Signature 1000µL	242763608
PIP-013	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-13	VWR	Signature 1000µL	42764592
PIP-014	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-14	VWR	Signature 20µL	42732892
PIP-015	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-15	VWR	Signature 20µL	242732436
PIP-016	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-16	VWR	Signature 200µL	242751755
PIP-017	12-Channel Pipette	20 to 200 uL 12 CHANNEL PIPETTE, PIP-17	Gilson	LP12X200L	MC70193
PIP-018	12-Channel Pipette	20 to 200 uL 12 CHANNEL PIPETTE, PIP-18	Gilson	P12x200L	MC71420
PIP-019	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-19	Gilson	PIPETMAN P10	T69789G

PIP-020	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL PIPETTE, PIP-20	Gilson	PIPETMAN P100	T63429E
PIP-021	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-21	Rainin	E4 XLS 1000	B624604126
PIP-022	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-22	Rainin	E4 XLS 200	B625647698
PIP-023	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-23	Rainin	E4 XLS	B619464014
PIP-024	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-24	Rainin	Pipet-Lite SL-10 XLS	B615353398
PIP-026	12-Channel Pipette	50 to 300 uL 12 CHANNEL PIPETTE, PIP-26	VWR	Signature 300uL x12	053880021
PIP-027	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-27	Gilson	P200	NK71010
PIP-028	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-28	VWR	Signature EHP Variable 10uL	42722247
PIP-029	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-29	VWR	Signature EHP Variable 10uL	242722188

PIP-030	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-30	Gilson	P1000	NK72771
PIP-031	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-31	VWR	Signature EHP Variable 20uL	242731580
PIP-032	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-32	VWR	Signature EHP Variable 20uL	42732814
PIP-033	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-33	Gilson	P200	NK71001
PIP-034	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-34	VWR	Signature 200µL	42753009
PIP-035	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-36	VWR	Signature 200µL	242753411
PIP-037	Single Channel Pipette	0.1 to 2.5 uL SINGLE CHANNEL PIPETTE, PIP-37	Eppendorf	Reference	402107A
PIP-038	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-38	Eppendorf	Reference	395817A
PIP-039	Single Channel Pipette	50 to 200 uL SINGLE CHANNEL	Eppendorf	Reference	398159A

PIPETTE, PIP-39
PIP-040	Single Channel Pipette	0.1 to 2.5 uL SINGLE CHANNEL PIPETTE, PIP-40	Eppendorf	Reference 2	G17616F
PIP-041	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-41	Eppendorf	Reference 2	K48791J
PIP-042	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-42	Eppendorf	Reference 2	H12806F
PIP-043	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-43	Eppendorf	Reference 2	I10393F
PIP-044	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-44	Eppendorf	Research Plus	N20509B
PIP-045	Single Channel Pipette	20ul Single Channel Pipette	Eppendorf	Research Plus	N17220B
PIP-046	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-46	Eppendorf	Research Plus	N19398B
PIP-047	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-47	VWR	Signature Variable 10uL	42722243
PIP-048	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL	VWR	Signature Variable 10uL	42721230

		PIPETTE, PIP-48
PIP-050	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-50	VWR	Signature Variable 10uL	242722478
PIP-051	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-51	Gilson	Pipetman P1000	NL71701
PIP-052	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-52	VWR	Signature Variable 1000uL	242764691
PIP-053	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-53	VWR	Signature 1000µL	242764693
PIP-054	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-54	VWR	Signature 1000µL	242764712
PIP-055	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-55	Gilson	Pipetman P1000	NL71702
PIP-057	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-57	VWR	Signature Variable 20uL	924733690
PIP-058	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-58	VWR	Signature Variable 20uL	242732461

PIP-059	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-59	VWR	Signature Variable 20uL	242732416
PIP-060	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-60	VWR	Signature Variable 20uL	42731683
PIP-061	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-61	VWR	Signature Variable 20uL	42732744
PIP-062	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-62	VWR	Signature 200µL	42751747
PIP-063	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-63	VWR	Signature Variable 200uL	242753406
PIP-064	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-64	VWR	Signature Variable 200uL	242753412
PIP-065	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-65	VWR	Signature Variable 200uL	42750938
PIP-066	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-66	VWR	Signature Variable 200uL	42751732
PIP-067	12-Channel Pipette	50 to 300 uL 12 CHANNEL PIPETTE, PIP-67	Fisherbrand	Finnpipette 4510	E47292

PIP-068	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-68	Rainin	Pipet-Lite XLS	B648361415
PIP-069	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-69	Rainin	Pipet-Lite XL-200 XLS	B648359909
PIP-070	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-70	Rainin	Pipet-Lite XLS	B646316130
PIP-071	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-71	Rainin	Pipet-Lite XLS	B648362151
PIP-072	Repeater Pipette	100 to 500 uL SINGLE CHANNEL PIPETTE, PIP-72	VWR	75836-686	127343
PIP-073	Repeater Pipette	10mL Repeating Pipette	Eppendorf	Repeater Plus	N11121C
PIP-074	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-74	Eppendorf	Research Plus	L48870H
PIP-075	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-75	Eppendorf	Research Plus	M29111H
PIP-076	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-76	Eppendorf	Research Plus	M29436H

PIP-077	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-77	Eppendorf	Research Plus	H427178J
PIP-078	Single Channel Pipette	0.1 to 2.5 uL SINGLE CHANNEL PIPETTE, PIP-78	Eppendorf	Research Plus	H26175I
PIP-079	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-79	Eppendorf	Research Plus	P40110H
PIP-080	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-80	Eppendorf	Research Plus	O22719H
PIP-083	Single Channel Pipette	500 to 5000 uL SINGLE CHANNEL PIPETTE, PIP-83	Eppendorf	Research Plus	P58717I
PIP-084	Single Channel Pipette	0.1 to 2.5 uL SINGLE CHANNEL PIPETTE, PIP-84	Eppendorf	Research Plus	O24096I
PIP-085	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-85	Eppendorf	Research Plus	N44888I
PIP-086	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-86	Eppendorf	Research Plus	N17768I
PIP-087	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL	Eppendorf	Research Plus	H23849I

PIPETTE, PIP-87
PIP-088	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL PIPETTE, PIP-88	Eppendorf	Research Plus	I22938I
PIP-089	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-89	Eppendorf	Research Plus	I44926I
PIP-090	12-Channel Pipette	10 to 100 uL 12 CHANNEL PIPETTE, PIP-90	Eppendorf	Research Plus	M49917I
PIP-091	12-Channel Pipette	0.5 to 10 uL 12 CHANNEL PIPETTE, PIP-91	Eppendorf	Research Plus	G54609I
PIP-092	Single Channel Pipette	0.1 to 2.5 uL SINGLE CHANNEL PIPETTE, PIP-92	Eppendorf	Research Plus	N28417I
PIP-093	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-93	Eppendorf	Research Plus	K46043I
PIP-094	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-94	Eppendorf	Research Plus	P36012I
PIP-095	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-95	Eppendorf	Research Plus	I48244I
PIP-096	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL	Eppendorf	Research Plus	H37818I

PIPETTE, PIP-96
PIP-097	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-97	Eppendorf	Research Plus	H45953I
PIP-098	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-98	Eppendorf	Reference 2	G29123J
PIP-099	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-99	Eppendorf	Reference 2	H24626J
PIP-100	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-100	Eppendorf	Reference 2	G17609J
PIP-101	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-101	Eppendorf	Repeater E3x	O42195I
PIP-102	12-Channel Pipette	30 to 300 uL 12 CHANNEL PIPETTE, PIP-102	Eppendorf	Xplorer plus	Q39708I
PIP-104	12-Channel Pipette	50 to 1200 uL 12 CHANNEL PIPETTE, PIP-104	Eppendorf	Xplorer	J77942J
PIP-106	Single Channel Pipette	50 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-106	Eppendorf	Xplorer plus	N46608I
PIP-107	Repeater Pipette	100 to 1000 uL SINGLE CHANNEL	Eppendorf	Repeater M4	H54341J

PIPETTE, PIP-107
PIP-108	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL PIPETTE, PIP-108	Gilson	P100	QN73615
PIP-109	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-109	Eppendorf	Reference 2	Q11258H
PIP-110	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-110	Eppendorf	Research Plus	G29737J
PIP-111	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-111	Eppendorf	Research Plus	J43098J
PIP-112	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-112	Eppendorf	Reference 2	P41973I
PIP-113	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL PIPETTE, PIP-113	Eppendorf	Reference 2	N12835I
PIP-114	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-114	Eppendorf	Reference 2	Q32149I
PIP-115	Single Channel Pipette	0.1 to 2.5 uL SINGLE CHANNEL PIPETTE, PIP-115	Eppendorf	Reference 2	R31901I

PIP-116	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-116	Eppendorf	Reference 2	M10785H
PIP-117	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-117	Eppendorf	Reference 2	H13218J
PIP-118	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-118	Rainin	Pipet-Lite XLS	C037046735
PIP-119	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-119	Rainin	Pipet-Lite XL-200 XLS	C038113434
PIP-120	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-120	Rainin	Pipet-Lite XLS	C038111669
PIP-121	12-Channel Pipette	30 to 300 uL 12 CHANNEL PIPETTE, PIP-121	Eppendorf	Research Plus	O48187J
PIP-122	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-122	Eppendorf	Research Plus	J30097J
PIP-123	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-123	Eppendorf	Research Plus	I23667J
PIP-124	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-124	Eppendorf	Research Plus	I45909J

PIP-125	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-125	Eppendorf	Research Plus	G46301J
PIP-126	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-126	Eppendorf	Research Plus	G20345J
PIP-130	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-130	Eppendorf	Research Plus	L45794J
PIP-131	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-131	Eppendorf	Research Plus	O20588J
PIP-132	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-132	Eppendorf	Research Plus	K36581J
PIP-134	Repeater Pipette	50mL Single Channel Pipette	Eppendorf	Repeater E3	R37240J
PIP-135	Single Channel Pipette	0.2 to 2 uL SINGLE CHANNEL PIPETTE, PIP-135	Gilson	Pipetman P2	MK71943
PIP-136	Single Channel Pipette	0.2 to 2 uL SINGLE CHANNEL PIPETTE, PIP-136	Gilson	Pipetman P2	QK71741
PIP-137	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-137	Gilson	Pipetman P10	QH53528

PIP-138	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-138	Gilson	Pipetman P10	QC52021
PIP-139	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-139	Gilson	Pipetman P10	QH53524
PIP-140	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-140	Gilson	PIPETMAN P10	PK53604
PIP-141	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-141	Gilson	PIPETMAN P10	QH53534
PIP-142	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-142	Gilson	PIPETMAN G P10G	QH53523
PIP-143	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-143	Gilson	Pipetman P20	RC72611
PIP-144	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-144	Gilson	Pipetman P20	RA73937
PIP-145	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-145	Gilson	Pipetman P20	RA73987
PIP-146	Single Channel Pipette	10 to 100 uL SINGLE CHANNEL	Gilson	PIPETMAN P100	QK20542

PIPETTE, PIP-146
PIP-147	Single Channel Pipette	20 to 200 ul SINGLE CHANNEL PIPETTE, PIP-147	Gilson	Pipetman P200	PC71724
PIP-148	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-148	Gilson	Pipetman P200	RC74689
PIP-149	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-149	Gilson	Pipetman P200	RC74663
PIP-150	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-150	Gilson	Pipetman P200	RC73454
PIP-151	Single Channel Pipette	100 to 1000 ul SINGLE CHANNEL PIPETTE, PIP-151	Gilson	Pipetman P1000	RA73605
PIP-152	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-152	Gilson	Pipetman P1000	NK71861
PIP-153	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-153	Gilson	Pipetman P1000	RC71364
PIP-154	12-Channel Pipette	20 to 200 uL 12 CHANNEL PIPETTE, PIP-154	Gilson	PIPETMAN L P200	RK71274
PIP-155	12-Channel Pipette	20 to 300 uL 12 CHANNEL	Gilson	PIPETMAN L P300	RH71310

PIPETTE, PIP-155
PIP-156	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-156	VWR	ERGONOMIC HP	B42761319
PIP-157	Single Channel Pipette	0.5 to 10 uL SINGLE CHANNEL PIPETTE, PIP-157	VWR	ERGONOMIC HP	B42720414
PIP-158	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-158	VWR	ERGONOMIC HP	B42750380
PIP-159	Single Channel Pipette	0.1 to 2 uL SINGLE CHANNEL PIPETTE, PIP-159	VWR	ERGONOMIC HP	A42710726
PIP-160	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-160	VWR	ERGONOMIC HP	B42730230
PIP-162	8-Channel Pipette	10 to 100 uL 8 CHANNEL PIPETTE, PIP-162	Eppendorf	Research Plus	K69935K
PIP-163	8-Channel Pipette	0.5 to 10 uL 8 CHANNEL PIPETTE, PIP-163	Eppendorf	Research Plus	L50080K
PIP-164	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-164	Eppendorf	Research Plus	M60331K
PIP-165	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL	Eppendorf	Research Plus	M28841K

PIPETTE, PIP-165
PIP-166	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-166	Eppendorf	Research Plus	M28795K
PIP-167	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-167	Eppendorf	Research Plus	M60330K
PIP-168	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-168	Eppendorf	Research Plus	M56124K
PIP-169	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-169	Eppendorf	Research Plus	M56442K
PIP-170	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-170	Rainin	Pipet-Lite SL-200 XLS	C038113533
PIP-171	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-171	Rainin	Pipet-Lite SL-20 XLS	C038111643
PIP-172	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-172	Rainin	Pipet-Lite SL-1000 XLS	C037046686
PIP-173	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-173	VWR	Catalog No. 76169-234	21k0085

PIP-174	Single Channel Pipette	100 to 10000 uL SINGLE CHANNEL PIPETTE, PIP-174	VWR	Catalog No. 76169-240	22B0203
PIP-175	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-175	VWR	Catalog No. 76169-238	22B0735
PIP-176	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-176	VWR	Catalog No. 76169-232	21K0226
PIP-177	12-Channel Pipette	20 to 200 uL 12 CHANNEL PIPETTE, PIP-177	VWR	Catalog No. 89079-956	C53870050
PIP-178	Single Channel Pipette	0.2 to 2 uL SINGLE CHANNEL PIPETTE, PIP-178	VWR	Catalog No. 76169-274	22A1179
PIP-179	Single Channel Pipette	1 to 10 uL SINGLE CHANNEL PIPETTE, PIP-179	VWR	Catalog No. 76169-232	22B0348
PIP-180	Single Channel Pipette	2 to 20 uL SINGLE CHANNEL PIPETTE, PIP-180	VWR	Catalog No. 76169-234	22B0787
PIP-181	Single Channel Pipette	20 to 200 uL SINGLE CHANNEL PIPETTE, PIP-181	VWR	Catalog No. 76169-238	22B0689
PIP-182	Single Channel Pipette	100 to 1000 uL SINGLE CHANNEL PIPETTE, PIP-182	VWR	Catalog No. 76169-240	22B0158

PIP-184	Repeater Pipette	HandyStep S 500 uL REPETITIVE PIPETTE, PIP-184	BRAND	DE-M22	22D58959
PIP-185	Single Channel Pipette	0.5 to 5 mL SINGLE CHANNEL PIPETTE, PIP-185	EPPENDORF	N/A	G37495L
PIP-186	12-Channel Pipette	20 to 300 uL 12 CHANNEL PIPETTE, PIP-186	VWR	76169-260	22C0106
PIP-187	Single Channel Pipette	0.5 to 5 mL SINGLE CHANNEL PIPETTE, PIP-187	Eppendorf	Research Plus	G37503L
PIP-N/A	Repeater Pipette	Repeater Pipet	Eppendorf	Repeater Plus	L18883C
PIP-N/A	12-Channel Pipette	Pipette (1200uL 12 Channel)	Eppendorf	Xplorer Plus	I36933L
PIP-N/A		10uL Single Channel Pipette	Eppendorf	Research Plus	N69392K
PIP-N/A		10uL Single Channel Pipette	Eppendorf	Research Plus	N69471K
PIP-N/A		200uL Single Channel Pipette	Eppendorf	Research Plus	P42051K
PIP-N/A (New)	Single Channel Pipette	1200uL 12 Channel Pipette	Eppendorf	Xplorer Plus	J27483L
PIP-N/A (New)	Single Channel Pipette	200uL Single Channel Pipette	VWR	76169-238	22H0507
PIP-N/A (New)	Single Channel Pipette	10uL Single Channel Pipette	VWR	76189-232	22H0705

PIP-N/A (New)	Single Channel Pipette	20uL Single Channel Pipette	VWR	76189-234	22H0297
PIP-N/A (New)	Single Channel Pipette	1000uL Single Channel Pipette	VWR	76189-240	22G1014
PIP-N/A (New)	Single Channel Pipette	2uL Single Channel Pipette	VWR	76189-274	22A1186
PP-03	KrosFlo Research II Pump	KrosFlo Research II Pump (Used for Depth Filtration)	Spectrum Laboratories	900-1612	E10003074
PP-06	Peristaltic Pump	Masterflex L/S Pump	Masterflex by Cole-Parmer Instrument Co.	7524-40	M10001213
PP-07	Peristaltic Pump	Peristaltic Pump	Masterflex by Cole-Parmer Instrument Co.	77410-10	F11000873
PP-08	Peristaltic Pump	Peristaltic Pump	Masterflex by Cole-Parmer Instrument Co.	77410-10	F11000868
PP-09	Peristaltic Pump	Peristaltic Pump	Masterflex by Cole-Parmer Instrument Co.	950-0000	K10002589
PP-10	Peristaltic Pump	Peristaltic Pump	Watson Marlow	520Du	L020909
PP-12	Peristaltic Pump	Peristaltic Pump	Watson Marlow	323S/D	K100409
PP-13	Peristaltic Pump	Masterflex VP	Masterflex by Cole-Parmer Instrument Co.	77410-10	E11000743

PP-14	Peristaltic Pump	Masterflex L/P	Masterflex by Cole-Parmer Instrument Co.	77601-10	N/A
PP-15	Peristaltic Pump	Masterflex I/P Pump	Masterflex by Cole-Parmer Instrument Co.	77601-10	G11004421
PP-16	Peristaltic Pump	Peristaltic Pump	Spectrum Laboratories	708-13197-000	C16001928
PP-17	Peristaltic Pump	MasterFlex 15/24/35/36 L/S Pump	Masterflex by Cole-Parmer Instrument Co.	07522-20	D19004907
PP-19	Peristaltic Pump	Peristaltic Pump	Masterflex by Cole-Parmer Instrument Co.	77602-10	D20000965
PP-20	Peristaltic Pump	Peristaltic Pump	Masterflex by Cole-Parmer Instrument Co.	77410-10	D20000964
PP-21	Peristaltic Pump	Peristaltic Pump	Watson Marlow	323E/D	200605-301958
PRC-03		Mastercycle	Eppendorf	nexus GX2	6336JL526723
PS-01	Electrophoresis Power Supply	Mini-Gel Electrophoresis Power Supply	Life Technologies	PowerEase 90W PS0090	090091217
PS-02	Electrophoresis Power Supply	Mini-Gel Electrophoresis Power Supply	Life Technologies	PowerEase 90W PS0090	090091217
PSS-01		PROTEIN STAINING SYSTEM,	GENSCRIPT	L00657

		BUILDING 1 MB/PD LAB
PU-18	Peristaltic Pump	MasterFlex 73/82 L/S Pump; B1	Masterflex by Cole-Parmer Instrument Co.	77420-10	F19003722
PU-502		Centrifugal Pump (Sanitary Centrifugal Pump)	Fristam	FZX2150	FZX21502002648
PW-02		ELGA Pure Water System	ELGA	Purelab Ultra	UGG279578
RH-09		Temperature element; TraceableGO DATALOGGING HYGROMETER	Control Company	15-027-679	181361790
RH-15	Thermometer/Clock/Humidity Monitor	Thermometer/Clock/Humidity Monitor	VWR	36934-164	192263914
RH-17	Thermometer/Clock/Humidity Monitor	Thermometer/Clock/Humidity Monitor	VWR	36934-164	192263885
RH-36	Thermometer/Clock/Humidity Monitor	Thermometer/Clock/Humidity Monitor	VWR	62344-734	170009673
RH-37	Thermometer/Clock/Humidity Monitor	Thermometer/Clock/Humidity Monitor	VWR	62344-734	170009667
ROTO-01		Centrifuge Rotor	Beckman Coulter	SX4400	13D 1054
ROTO-02		Centrifuge Rotor	Beckman Coulter	S096	12D 1116
ROTO-03		Centrifuge Rotor	Beckman Coulter		21D 1128
RS-01		Hoopman Seed Sifter	HOOPMAN EQUIPMENT AND	RS-480	20E64-0297

			ENGINEERING
RT-01		Rotap Sifter (RO-TAP SIEVE SHAKER)	WSTyler	RX-29	16924
SC-02	Scale/Balance	1200g ANALYTICAL BALANCE, SC-02	Mettler Toledo	XP1203S (VWR 11277-142)	B104107101
SC-03	Scale/Balance	400 g Benchtop Scale	Ohaus	SP402	7131450513
SC-05	Scale/Balance	400 g Benchtop Scale	Ohaus	SP402	7131450567
SC-06	Scale/Balance	4000 g Benchtop Scale	Ohaus	SP4001	B615338640
SC-07	Scale/Balance	400 g Benchtop Scale	Ohaus	SP402	7131250842
SC-08	Scale/Balance	4000 g Benchtop Scale	Ohaus	SP4001	7131282198
SC-09	Scale/Balance	4000 g Benchtop Scale	Ohaus	SP4001	7130210631
SC-10	Scale/Balance	300 kg Floor Scale	Ohaus	T32XW	0048381-6JM
SC-11	Scale/Balance	200 kg Floor Scale	Arlyn Scales	SAW-KMPI-201-3	38382G
SC-12	Scale/Balance	60,000 g Benchtop Scale	Arlyn Scales	SAW-KML-12	39243A
SC-15	Scale/Balance	6200 g Benchtop Scale	Ohaus	SPX6201	B620493261
SC-16	Scale/Balance	32100 g Benchtop Scale	Mettler Toledo	XS32001L (VWR 62410-854)	B63806041
SC-17	Scale/Balance	5000 lb Portable Floor	Mettler Toledo	Deckmate 2888 with	1175478-1AN with

		Scale with Indicator		IND570 Harsh	04553356MM
SC-18	Scale/Balance	5000 lb Portable Floor Scale with Indicator	Mettler Toledo	Deckmate 2888 with IND570 Harsh	1175483-1AN with 04553326MM
SC-19	Scale/Balance	300 kg Floor Scale	Ohaus	3000 Series T31P	004221-6HM
SC-20	Scale/Balance	20 kg Benchtop Scale	AND	SK-20K	M4131280
SC-21	Scale/Balance	200 g Benchtop Scale	Ohaus	CS200	Unknown
SC-22	Scale/Balance	30000 g Benchtop Scale	Ohaus	V71P30T	8337390095
SC-23	Scale/Balance	100 kg Floor Scale	Ohaus	Defender 5000 T51XW	B644224624
SC-24	Scale/Balance	30000 g Benchtop Scale	Ohaus	V71P30T	8337470178
SC-25	Scale/Balance	5000 lb Floor Scale with Indicator	Mettler Toledo	PUA579 with IND570 Harsh	B71493420 with B651462092
SC-26	Scale/Balance	60 kg Floor Scale with Indicator	Mettler Toledo	PBA655-CC60 with IND246	B721166690 with B742830324
SC-27	Scale/Balance	220 g Benchtop Scale	Mettler Toledo	ME204TE/00	B919631364
SC-28	Scale/Balance	6200 g Benchtop Scale	Mettler Toledo	ML6001T/00	C030759821
SC-29	Scale/Balance	600 kg Portable Floor Scale with Indicator	Mettler Toledo	Deckmate 2888 with IND236	C048577386 with C032837773
SC-30	Scale/Balance	120 g Portable Toploading Balance	VWR	VWR-123P	10282020121

SC-33	Scale/Balance	1500 kg Portable Floor Scale with Indicator	Mettler Toledo	Deckmate 2888 with IND570 Harsh	C219032181 with C129189754
SC-N/A (New)	Scale/Balance	60 kg KrosFlo Scale	Repligen	ACSS-60K	633495
SC-N/A (New)	Scale/Balance	60 kg KrosFlo Scale	Repligen	ACSS-60K	633501
SC-N/A (New)	Scale/Balance	1500 kg Portable Floor Scale with Indicator	Mettler Toledo	Deckmate 2888 with IND570 Harsh	C210670680 with C208578114
SCN-01	Electrophoresis Gel Scanner	Electropherisis Gel Scanner; Computer: DT-99	Microtek	Bio-5000 plus	SK6A2100119
SCN-01_DT-99	Electrophoresis Gel Scanner	Desktop; Instrument: SCN-01	Dell
SD-01		SMC Seeder (Seeder Portion)		CXSM20-50-273L	N/A
SHK-01	Shaker	Low speed orbital shaker	CORNING	S2030-LS-COR	16103390
SHK-02	Shaker	Digital Variable Speed Nutating Mixer	Fisher Scientific	88861043	G4CF61043015
SHK-03	Shaker	Digital MicroPlate Shaker	Thermo Scientific	88882005	K3CT82005021
SHK-04	Shaker	Digital Microplate Shaker	Thermo Scientific	88882005	KBCT82005172
SHK-05	Shaker	Analog Low Speed Orbital Shaker (LES Orbital Shaker 120V)	Corning	6780-FP	20040169
SHK-06	Shaker	Analog Titer Plate Shaker	Thermo Scientific	4625	C1882110311321

SHK-07	Shaker	Shaker (tilt)	THERMO SCIENTIFIC	4630	C1668101034877
SHK-08	Shaker	LSE Low Speed Orbital Shaker	CORNING	S2030-LS-COR	16033191
SHK-N/A (New)	Shaker	Digital MicroPlate Shaker	Thermo Scientific	88882005	KBCT82005184
SP-06	Stir Plate	Analog Magnetic Stir Plate	Thermo Scientific	SP18425Q	C1725160405796
SP-07	Stir Plate	Analog Magnetic Stir Plate	Thermo Scientific	SP18425Q	C1725160405797
SP-08	Stir Plate	Digital Magnetic Stir Plate	VWR	97042-748	160419001
SP-09	Stir Plate	Stir Plate; B1	COLE PARMER	04661-29	010212C04714
SP-10	Stir Plate	Analog Magnetic Stirrer	VWR	12620-994	110505009
SP-11	Stir Plate	Digital Magnetic Stir Plate	Corning	6795-610D	133710018020
SPC-01		Spectrophotometer	Beckman Coulter	DU 730	1321276
SPC-02		Spectrophotometer; Computer: LAB05	Beckman Coulter	DU 800	1096311
SPC-02_DT-32		Desktop CPU; Instrument: SPC-02	Dell	Optiplex 980	397BNN1
SPC-04		Chlorophyll Meter	Konica Minolta	SPAD-502 Plus	20009831
SPC-05		Handheld Wavelength Light Meter	Wave Illumination	WAVEGO-VIS-50	W119040274
SPC-06		Spectrophotometer	THERMOSCIENTIFIC	GENESYS 30	9A1Y121114

SPC-07		Spectrophotometer	THERMOSCIENTIFIC	GENESYS 30	9A1Y121108
SPC-08		Evolution 260 Bio UV-VISIBLE SPECTROPHOTOMETER, SPC-08; Computer: DT-70	THERMO FISHER SCIENTIFIC	840-211000	5A6Y 073105
SPC-08_DT-70		Dell Desktop; Instrument: SPC-08	Dell
SPC-N/A	Fluorometer	Qubit 4 Fluorometer	Thermo Fisher Scientific	Qubit 4 Fluorometer	2322621070191
SPST-01		Certified Reference Materials	Hellma Analytics	Type 667-UV003	None
SPST-02		Certified Reference Materials	Hellma Analytics	Type 666-F3	None
SPST-03		Certified Reference Materials	Hellma Analytics	Type 666-F290	None
SPST-04		Certified Reference Materials	Starna Scientific	87288-87293	33083
SPST-05		Certified Reference Materials	Starna Scientific	87311-87312	33084
SS-01	Autoclave	PRIMUS Autoclave; B1	PRIMUS	PSS8-B-SPSD	17603
SS-02	Autoclave	Autoclave	Sanyo	MLS-3781-L	30641
SS-03	Autoclave	Autoclave	Sanyo	MLS-3781-L	30642
STAB-01	Incubator	Stability Chamber (25 C / 60% RH STABILITY CHAMBER)	BAHNSON ENVIRONMENTAL SPECIALTIES	ES2000 CDM-C	2107234827
STAB-02	Incubator	Stability Chamber (25	BAHNSON ENVIRON	ES2000 CDM-C	2107234826

		C / 60% RH STABILITY CHAMBER)	MENTAL SPECIALTIES
SW-01	Other	Slide Warmer	Premiere	XH-2002	C&AU110161
TE-36		TempAlert TEMPERATURE SENSOR, TE-36	SMART SENSE by DIGI	AC-TMP5PINDIN6	28FA96D4090000
TE-37		TempAlert TEMPERATURE SENSOR, TE-37	SMART SENSE by DIGI	AC-TMP5PINDIN6	289022D4090000
TE-503		Tank 503 Regulator		N/A	N/A
TFF-01	TFF	Spectrum KTF-1000 System	REPLIGEN	SYTF-1000	2016-12-20-002
TFF-01_TK-01	TFF	Spectrum TFF-01 Surge Tank	REPLIGEN	ZA1234289	80601138
TFF-02	TFF	Spectrum KTF-1000 System	REPLIGEN	SYTF-1000	2016-12-20-001
TFF-02_TK-02	TFF	Spectrum TFF-02 Surge Tank	REPLIGEN	ZA014860	80601115
TFF-03	TFF	KrosFlo KMPi TFF System	REPLIGEN		S/N: C1600469 Large Pump (PP-02) S/N: C16003088 Small Pump (PP-01) S/N: C16001924 (Model 900-1613) Back Pressure Valve S/N: N/A

TFF-04	TFF	KrosFlo KR2i TFF System	REPLIGEN	900-1893	Pump S/N: B16004036 Back Pressure Valve S/N: PCV160161512 Scale: B615338640
TFF-05	TFF	KrosFlo KR2i TFF System	REPLIGEN	900-1893	J19004878
TFF-06	TFF	KrosFlo KMPi TFF System	REPLIGEN	900-1939	L19003012
TFF-07	TFF	KrosFlo KMPi TFF System	REPLIGEN	900-1939	L19003011
TFF-08	TFF	TFF Skid (MasterFlex); KrosFlo LDF37 TFF System	REPLIGEN

SYKL-121-01N or SYKL-122-01N
(TFF-08_PU-01) Permeate Pump: ACPU-021-01N (Leeson Washguard Design; Model C4017NK570)
(TFF-08_VA-01) Backpressure Valve: ACPU-F82-01N
(TFF-08_GA-01) Digital Pressure Monitor: ACPU-201-

A11000474 (Masterflex B/T Digital Modular Drive)

				01N (SpectrumLabs; Model: 900-1607)
TFF-09	TFF	Repligen KTF-250 System	REPLIGEN	SYTF-250	200626-001
TFF-10	TFF	Repligen KTF-600 System	REPLIGEN	SYTF-600	200625-001
TFF-11	TFF	KrosFlo KR2i TFF System	REPLIGEN	900-1893	L19005530
TFF-12	TFF	Repligen KTF-2000 System	REPLIGEN	SYTF-2000	200323-001
TFF-13	TFF	KrosFlo KR2i TFF System	REPLIGEN	900-1893	Unknown
TFF-14	TFF	Repligen KTF-200 System	REPLIGEN	SYTF-200	20059865-001
TM-01	Thermometer	Digital Thermocouple Thermometer	Fluke	52	72840145
TM-02	Thermometer	Digital Thermometer	Fluke	51 II	13550436
TM-06	Thermometer	LONG-STEM DIGITAL THERMOMETER, TM-06	VWR	61220-416	160381824
TM-09	Thermometer	Single Channel Datalogging Thermometer	Control Company	61161-336	111515290
TM-15	Thermometer	2 Channel Datalogging Thermometer	VWR	10048-650	170320475
TM-17	Thermometer	2 Channel Datalogging Thermometer	VWR	10048-650	170372115
TM-18	Thermometer	2 Channel Datalogging Thermometer	VWR	10048-650	170372116
TM-19	Thermometer	2 Channel Datalogging Thermometer	VWR	10048-660	170407774
TM-22	Thermometer	Liquid in Glass Thermometer	VWR	61014-920	None

TM-25	Thermometer	Liquid in Glass Thermometer	VWR	61014-920	None
TM-26	Thermometer	Liquid in Glass Thermometer	H-B	61014-920	None
TM-28	Thermometer	Liquid in Glass Thermometer	H-B	60 to 120 deg F	L58439
TM-30	Thermometer	Long-Stem Digital Thermometer	Digi-Sense	61220-416	191952722
TM-32	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	Unknown
TM-40	Thermometer	Temperature Monitoring Datalogger	Sensitech	TempTale Ultra Dry Ice Probe	GH22S003H0
TM-41	Thermometer	Temperature Monitoring Datalogger	Sensitech	TempTale Ultra Dry Ice Probe	GH22S003D0
TM-42	Thermometer	Temperature Monitoring Datalogger	Sensitech	TempTale Ultra Dry Ice Probe	GDS2S007V0
TM-43	Thermometer	Temperature Monitoring Datalogger	Sensitech	TempTale Ultra Dry Ice Probe	GDS2S007E0
TM-44	Thermometer	Temperature Monitoring Datalogger	Sensitech	TempTale Ultra Dry Ice Probe	GDS2S007B0
TM-46	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	200543970
TM-48	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	200110485
TM-49	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	200544006
TM-50	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369473

TM-51	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369451
TM-52	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	Unknown
TM-53	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369458
TM-54	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369476
TM-55	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369460
TM-56	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369465
TM-57	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369454
TM-58	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369523
TM-59	Thermometer	Long-Stem Digital Thermometer	(Cole-Parmer) Digi-Sense	90205-00	210369468
TM-60	Thermometer	Total Immersion Liquid in Glass Thermometer	VWR	89095-612	725753
TM-61	Thermometer	Total Immersion Liquid in Glass Thermometer	VWR	89095-612	725870
TM-62	Thermometer	Total Immersion Liquid in Glass Thermometer	VWR	89095-612	725944

TOC-02		TOC Analyzer; Computer: DT-59	SUEZ	M9 Laboratory	21036186
TOC-02_AUTO-01		TOC Autosampler	SUEZ	AUTOSAMPLER	A2EE-698B-43A9-94D1-0C2645DF294D
TOC-02_DT-59		Dell Desktop/Sievers M9, TOC-02 (TOC)	Dell
TP-01		Schneider Control Panel		N/A	N/A
TSW-20	Timer	3 Channel Timer	Fisherbrand	06-662-46	181141321
TSW-22	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	191972038
TSW-31	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	181582595
TSW-33	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	181582673
TSW-34	Timer	Nano Timer	VWR	21800-064	192577090
TSW-38	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	200398677
TSW-41	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	200398710
TSW-42	Timer	Jumbo 2 Channel Digital Timer	Fisherbrand	06-662-47	200398665
TSW-43	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	200398670
TSW-45	Timer	Jumbo 2 Channel Digital Timer	VWR	61161-346	200398735
TSW-48	Timer	4 Channel Timer	Control Company	5004	200486051
TSW-51	Timer	4 Channel Timer	Control Company	5004	200486056

TSW-52	Timer	4 Channel Timer	Control Company	5004	200486054
TSW-54	Timer	4 Channel Timer	Control Company	5004	200486052
TSW-58	Timer	Digital Stopwatch	VWR	82023-864	WA07906
TSW-60	Timer	Digital Stopwatch	VWR	82023-864	WA07914
TSW-64	Timer	Nano Timer	VWR	21800-064	210931180
TSW-65	Timer	Nano Timer	VWR	21800-064	210727529
TSW-66	Timer	Nano Timer	VWR	21800-064	210931190
TSW-67	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210931191
TSW-68	Timer	Nano Timer	VWR	21800-064	210931189
TSW-69	Timer	Nano Timer	VWR	21800-064	210931195
TSW-70	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210931185
TSW-71	Timer	Nano Timer	VWR	21800-064	210931177
TSW-72	Timer	Nano Timer	VWR	21800-064	210931198
TSW-73	Timer	Nano Timer	VWR	21800-064	210931245
TSW-74	Timer	Nano Timer	VWR	21800-064	210931182
TSW-75	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210931200
TSW-77	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210727543
TSW-78	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210931201
TSW-80	Timer	Nano Timer	VWR	21800-064	210931179
TSW-81	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210931205
TSW-82	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210931176
TSW-83	Timer	Timer (Nano 2 Channel)	VWR	21800-064	210727550
TT-25		Temperature Alert	DIGI	TM-ZP300-SREVA	11666000000168690138
TT-27		Temperature Alert	DIGI	TM-ZP300-SREVA	11666000000168690138
TT-38		TempAlert WIRELESS TEMPERATURE	SMART SENSE by DIGI	TM-ZP300-S Rev A	11666000000-178600001

TRANSMITTER, TT-38
TT-43		TempAlert WIRELESS TEMPERATURE TRANSMITTER, TT-43	SMART SENSE by DIGI	TM-ZP300-DS Rev B	11666000000-189718014
TT-45		TempAlert WIRELESS TEMPERATURE TRANSMITTER, TT-45	SMART SENSE by DIGI	TM-ZP300-DS Rev B	11666000000-189753969
TT-46		TempAlert WIRELESS TEMPERATURE TRANSMITTER, TT-46	SMART SENSE by DIGI	TM-ZP300-DS Rev B	1.1666E+19
TT-48		TempAlert WIRELESS TEMPERATURE TRANSMITTER, TT-48	SMART SENSE by DIGI	TM-ZP300-DS Rev B	11666000000-189680788
TT-51		TempAlert WIRELESS TEMPERATURE TRANSMITTER, TT-51	SMART SENSE by DIGI	TM-ZP300-DS Rev B	1.1666E+19
TT-52		Smart Sense Moisture Sensor	SMART SENSE by DIGI	TM-ZP300-DS Rev B	11666000000-189702013
TURB-01	Handheld Turbidity Meter	Handheld Turbidity Meter	Hach	LPG439.01.0002	12070C018761
TY-01	Tally Counter	Tally Counter	Cole Parmer	20610-00	3128-201
TY-02	Tally Counter	Tally Counter	Cole Parmer	20610-00	N/A
TY-04	Tally Counter	Handheld Tally Counter	Uline	H-7350	None

UB-01	Ultrasonic waterbath	Water Bath (Ultrasonic)	VWR	97043-972	1015A0217
UB-02	Ultrasonic waterbath	Digital Ultrasonic Cleaner	VWR	97043-936	1013E041X
VAC-FH-324		SFI Vacuum Tank		855955-1-1	5475-1
VC-01 (ANZL-01)	Cell Counter	Vi-Cell BLU Cell Viability Analyzer	Beckman Coulter	ViCell Blu	C1919622C077
VC-100		Perry Industries Recirculation Table		VA-1200	P1053
VP-02	Dry Vacuum Pump/Compressor	DRY VACUUM PUMP/COMPRESSOR, VP-02	Welch	2511B-75 B	21600001068
VP-03	Dry Vacuum Pump/Compressor	Vacuum Pump	VACUUBRAND	MZ 2C NT	41194003
VP-04	Dry Vacuum Pump/Compressor	Dry Vacuum Pump/Compressor	Welch	25118-75 B	041200000866
VP-05	Dry Vacuum Pump/Compressor	Vacuum Pump	Welch	2511B-75 C	042000001173
VPC-01	Air Sampler	Viable Air Sampler, QC EM Devices	MILLIPORE SIGMA	MAS-100VF	201288
VPC-02	Air Sampler	Viable Air Sampler, QC EM Devices	MILLIPORE SIGMA	MAS-100VF	201289
VPC-03	Air Sampler	Viable Air Sampler, QC EM Devices	EMD Millipore	MAS-100 VF	201290
VPC-04	Air Sampler	Viable Air Sampler, QC EM Devices	EMD Millipore	MAS-100 VF	202390
VPC-05	Air Sampler	Viable Air Sampler, QC EM Devices	MILLIPORE SIGMA	MAS-100VF	202722

VPC-06	Air Sampler	Viable Air Sampler, QC EM Devices	EMD Millipore	MAS-100 VF	202723
VPC-07	Air Sampler	Viable Air Sampler, QC EM Devices	MILLIPORE SIGMA	MAS-100VF	202724
VPC-08	Air Sampler	Viable Air Sampler, QC EM Devices	MILLIPORE SIGMA	MAS-100VF	202725
VPC-09	Air Sampler	Viable Air Sampler, QC EM Devices	MILLIPORE SIGMA	MAS-100VF	202726
VPC-10	Air Sampler	Viable Air Sampler, QC EM Devices	EMD Millipore	MAS-100 VF	202727
VPE-01	Spectrometer	SoloVPE SPECTROMETER, VPE-01; Computer: BCS-SOLOVPE-01	C TECHNOLOGIES, Inc	IN-VPE-SOLO5	CTS2201049
VX-01	Vortex mixer	Analog Vortex Mixer	VWR	58816-121	101216023
VX-02	Vortex mixer	VWR Vortex Mixer	VWR	10153-688	018133022489
VX-03	Vortex mixer	VWR Vortex Mixer	VWR	14005-824 (945303)	70111001
VX-05	Vortex mixer	Vortexer	THERMO SCIENTIFIC	88882009	JBCT82009043
VX-06	Vortex mixer	Vortexer (9454FIDGUS)	Fisher Scientific	02215418	200811005
VX-07	Vortex mixer	VWR Advanced Vortex Mixer	VWR	97043-564	200708001
VX-08	Vortex mixer	Analog Vortex Mixer	VWR	58816-121	100729032
VX-N/A		IKA MS 3 Vortexer	IKA	MS 3 B S36	03.527864
VX-N/A (New)	Vortex mixer	VWR Digital Vortex Mixer	VWR	10153-842	C224266120
VX-N/A (New)	Vortex mixer	VWR Digital Vortex Mixer	VWR	10153-842	C224266141

VX-N/A (New)	Vortex mixer	Advanced Vortex Mixer	VWR	10153-842	C224266119
VX-N/A (New)	Vortex mixer	Advanced Vortex Mixer	VWR	9453VWHDUSA	C234665787
WB-01	Water Bath	Heating Bath 10LA	VWR	97025-118	1H1120169
WB-02	Water Bath	Water Bath (General Purpose)	VWR	WB-02 (or WB20)	W41681341
WB-04 (New)	Water Bath	Digital Water Bath	Benchmark Scientific	B2000-08	MBG6119U-707
WB-N/A	Water Bath	Digital Water Bath	PolyScience	WBE05	E12170211
WPW-01	Microplate Reader	Well Plate Washer BioTek ELX 508	BioTek	05404-0998	254624
WS-01		Glassware Washer, QC EM Devices	Miele Professional	N/A	74350297
FZ-04	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80	Panasonic	U76VA-PA	16117N0304
FZ-06	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-70	Panasonic	MDF-U76VA-PA	16067N0208
FRZ-18	Dual Chamber Freezer (18-1 and 18-2)	-20	PHCBI	MDF-MU549DHL-PA	210460070
FZ-03	SANYO Biomedical Freezer (-20C)	-20	Sanyo	MDF-U730	10099311
FZ-05	Freezer (-20C)	-20	Panasonic	MDF-U731M-PA	16089305

FZ-07		-20	VWR	SCBMF-1420	SYM-WB20961796
STAB-05	Freezer (-20C)	-20	PHCBI	MDF-MU549DHL-PA	210360005
STAB-03	Refrigerator	2 to 8 DEG C	PHCBI	MIR-554-PA	21040077
FRZ-22-TE-01	Temperature probe		BURNS ENGINEERING, Inc.	23435-10A-035-120	4268334
STAB-04	Refrigerator	2 to 8 DEG C	PHCBI	MIR-554-PA	21040079
FRZ-20		-20 deg C Setpoint +/-5 deg C	VECTOR LAB PRODUCTS	VFZR25-LB-RSD	21POP 003477
FRZ-21		-20 deg C Setpoint +/-5 deg C	VECTOR LAB PRODUCTS	VFZR25-LB-RSD	21POP 003469
FZ-01-TE-01	Temperature probe
FZ-15	Combination Refrigerator/Freezer	-20 deg C Setpoint +/-5 deg C	PHCBI	MPR-715F-PA	191090101
FZ-01	Freezer (-20C)	-23 deg C Setpoint +/-5 deg C	Sanyo	MDF-U730M	10119429

REF-10	Refrigerator	5 deg C Setpoint +/-3 deg C	VECTOR LAB PRODUCTS	VREF25-LB-RSD	21POP 028904
REF-11	Refrigerator	5 deg C Setpoint +/-3 deg C	VECTOR LAB PRODUCTS	VREF25-LB-RSD	21POP 019802
RF-07	Refrigerator	5 deg C Setpoint +/-3 deg C	PANASONIC	MPR-721-PA	16120850
RF-01	Sanyo Refrigerator	5 deg C Setpoint +/-3 deg C, double	SANYO	MPR-1410	8120328

		door refrigerator
RF-02	Sanyo Refrigerator	5 deg C Setpoint +/-3 deg C, double door refrigerator	SANYO	MPR-1411	10110326
FRZ-22	Freezer (-80C)	-80 deg C Setpoint +/-10 deg C	HAIER	DW-86L729BPT	BE0GY 6EBA0 0QGMA E0010
FRZ-23	Freezer (GMP)	-80 deg C Setpoint +/-10 deg C	HAIER	DW-86L729BPT	BE0GY 6EBA0 0QGMA E0020
FZ-02	Ultra-Low Temperature Freezer	-80 to -60 deg C	Sanyo	MDF-U74VC	10090862
FZ-08	Ultra-Low Temperature Freezer	-80 to -60 deg C	Sanyo	MDF-U53VC	8110241
FZ-09	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU502VXC-PA	18070036
FZ-10	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU502VXC-PA	18100058
FZ-11	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU702VXC-PA	19020098

FZ-13	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU702VXC-PA	18120545
FZ-14	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU702VXC-PA	19010021
RF-01-TE-01	temperature probe
FZ-19	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU702VXC	2180472
RF-02-TE-01	Temperature probe
STAB-06	Ultra Low-Temp Upright Freezer Panasonic MDF-DU502VXC-PA	-80 to -60 deg C	PHCBI	MDF-DU702VXC-PA	21050263
RF-03-TE-01	Temperature probe
RF-03	VWR Refrigerator	Double Door Refrigerator	VWR	GDM-49-SCI-HC-LD	9049901
RF-06	Refrigerator	Double Door Refrigerator	VWR	SCCP-49	SYM-7468326-1207
RF-08	Refrigerator	Double Door Refrigerator	VWR	GDM-49-SCI-HS-TSL01	10005976

RF-09	Refrigerator	Double Door Refrigerator	VWR	GDM-49-SCI-HS-TSL01	10009572
PGCH-01	Plant Grow Chamber	gBrite LED PLANT GROWTH CHAMBER	CARON	7312-50-2	7312-50-2-013
PGCH-02	Plant Grow Chamber	gBrite LED PLANT GROWTH CHAMBER	CARON	7312-50-2	7312-50-2-014
RF-04	Refrigerator	Refrigerator	SANYO	MPR-311D(H)	10110824
CR-114.1	Walk-in cold room (Room 114)
FRZ-24	Combination Refrigerator/Freezer		PHCBI	MPR-715F-PA	211290288
N/A	Chart Liquid Nitrogen Tank		Chart Inc	MVE512	CAB2116450639
LA-10	Labeler	Newman Stainless steel labeler	Newman Labelling	NV2	10450
FKL-01	Forklift	Raymond electric forklift	Raymond	960-CSR30T	960-10-01406
FKL-02	Forklift	Raymond electric forklift	Raymond	960-CSR30T	960-10-01407
FKL-03	Forklift	Raymond electric forklift	Raymond	960-CSR30T	960-10-01408
BR-03	Controller/chiller	Bioreactor controller/Chiller	Sartorius/Polyscience	8843415/DCA304D1VX-U01	07172/1A10B1373
BR-03_TCU-01	Chiller	VWR Chilled Recirculator	VWR	1177PD	3F1081196
BR-03_TCU-03	Chiller	VWR Chilled Recirculator	VWR	1177MD	108800807
BR-01_TCU-01	Chiller	Polyscience Chilled Recirculator	VWR	5870T87XC751	1C10A1640

BR-03_TCU-02	Chiller	VWR Chilled Recirculator	VWR	1177PD	108C00855
	Electric Forklift	Raymond electric forklift walk behind, 2020	Raymond	6210	###-##-####
	Crane	Vestil aluminum rolling gantry crane	Vestil
	Pump	Busch rolling vacuum pump cart		RS-Ra-0100F
	Cabinet	All flammable cabinets
	Cabinet	All corrosive cabinets
	Bin	All PVC rolling trash bins
	Ladder	All rolling ladders
	Lockers	Two cylinder lockers
	Racks	All Rolling multi tier metro racks
	Shelving	three stainless steel multi shelf wall units, bookshelves
	Tables	All stainless steel tables
	Ladders	All fiberglass/aluminum step ladders
	Carts	All stainless rolling carts
	Jacks	All hydraulic pallet jacks
	Lift	hydraulic die lifting cart

Benches	All Rolling lab benches
Lifts/Dollies	All Rolling barrel lifts/dollies
Columns	All rolling stainless chromotography columns
Scrubber	Tennant ECH2 walk behind floor scrubber	Tennant	ECH2
Totes	All collapsible totes/bag holders
Columns	Pallet of glass Columns in the warehouse
Pump	Goulds pump	Goulds	5SVFA30
Racking	five stainless tray racks
Racking	All wire racks
Compressor	Air compressor mounted on stainless table, warehouse
Conveyors	Two rolling conveyors
Glassware	Lab Glassware
Vacuums	Two shop vaccs in warehouse
Fans	Two Fans in warehouse
Lights	All Grow lights in warehouse
Tank	Carbon steel mixing tank in warehouse

	Sealer	Hot lips sealer	Wave	28411704	1446852
	Pump	Mini peristaltic pump	Krosflo	Minikro pilot	G10000004
	Transformers	All transformers in warehouse
	Switchboxes	Pallet of Switch boxes
	Pumps	Two Grundfos pumps in warehouse
	Lift	rolling boom lift
	Filter	Donaldson Stainless filter
	Filter	New in crate Donaldson stainless filter
	Filter	Stainless steel filter	Pentair	ES22NA-15
HPLC-01	VWR Refrigerator	Hewlett Packard HPLC	Hewlett packard	1100
	UV-Vis	UV Vision unit	Cary	60 UV-Vis	G6860A
	Shaker	Incubated shaker	Jeio Tech	SI-600	M039118
	Lift	Autoquip 1,000 lb capacity lift in warehouse
	TA System	New in box TA System	Waters	P/N 533002.901	5332-3071
	Lift	Autoquip 2,500 lb lift	Autoquip	STE30-25-4	211108791
	Controller	Axichrom Master controller	Axichrom	300-1000	44
	Cabinet	Stainless steel cabinet
	Collector	Fraction collector	GE Healthcare	F9-R	1779850
	Cryo rack	Cryo rack system	VWR	BR-3	NPB2012200846

	Tank	Cryo tank	MVE	SC 4/2V
CV-100	Table	Accumulation table	M&O perry	VA-1200	P-1053
FTP-01	FTP Unit	Lab FTP unit
	Sinks	All stainless steel sinks
ICE-02	Ice machine	Ice machine
TK-3441-A	Tank	Plastic mixing tank
TK-3441-B	Tank	Plastic mixing tank
TK-3441-C	Tank	Plastic mixing tank
	Charger	Forklift Battery Charger	Enersys	EQ3-15-1	IJ70608
	Charger	Forklift Battery Charger	Enersys	EQ3-15-1	IJ70606
	Charger	Forklift Battery Charger	Enersys	EQ3-15-1	IJ70607
	Charger	Forklift Battery Charger	Enersys	EQ3-15-1	IJ70605
TK-401	SS Tank	T&C 200 gallon pressurized tank with pump	T&C Stainless		TC7354
TK-501		Harvest T&C Tank Vessel (TK-501)	T&C STAINLESS		TC7355
TK-501_TT-501		Tank 501 Sensor TT-501	ROSEMOUNT	644HANAJ6M5Q4F6	287705
TK-503		Harvest T&C Tank Vessel (TK-503)	T&C STAINLESS		SN: TC7363, NB: 1092
TK-503		T&C Tank (503)		N/A	TC7354
TK-503_ TT-503		Tank 503 Temperature Sensor	ROSEMOUNT	644HANAJ6M5Q4F6	285370
CF-502	Centrifuge	HARVEST CENTRIFUGE, CF-502	FLOTTWEG	AC1200-420 HYG Disc Stack	200017880

Sep 2 Phase
CF-502_FI-01	Centrifuge	Endress-Hauser Sensor, Flow Indicator	Endress+Hauser	Promag 10 Transmitter Model No.: 10H40-UFOA1AA	N3031119000
CF-502_PI-01	Centrifuge	Pressure Sensor	Endress+Hauser	PTP33B-IEW0/0	N303AA0116E
CF-502_PI-02	Centrifuge	Endress-Hauser Sensor, Pressure Indicator	Endress+Hauser	PTP33B-IEW0/0	N303180116E
CF-502_PI-03	Centrifuge	Filter Regulator	Festo	356 759 JN	N/A
CF-502_PI-04	Centrifuge	Murr Sensor, Pressure Indicator			2.56953E+17
CF-502_TRB-02	Centrifuge	SELI Sensor, Turbidity Meter		N/A	2172756910
CF-502-TRB-01	Centrifuge	Turbidity Sensor		N/A	2172465703
UV-302	Water Purifier	UV Purification System	Wyckomar Inc
UV-301	Water Purifier	UV Purification System	Wyckomar Inc
SK-3441, P 3441-F	Pump skid	Irrigation skid with pump
TK-310	Tank	Plastic tank
TK-311	Tank	Plastic tank
TK-321	Tank	Plastic tank
TK-320	Tank	Plastic tank
TK-312	Tank	Plastic tank
TK-309	Tank	Plastic tank
P-310	Pump	1/2HP convertible well pump.	Wayne

TK-304		Germination Tank	CHEMTAINER	TC3581IC-BLA	1.9002E+11
TK-305		Germination Tank	CHEMTAINER	TC3581IC-BLA	1.9002E+11
TK-306		Germination Tank	CHEMTAINER	TC3581IC-BLA	1.9002E+11
TK-307		Germination Tank	CHEMTAINER	TC3581IC-BLA	1.9002E+11
TK-308		Germination Return Tank	CHEMTAINER	TC3581IC-BLA	1.9002E+11
TK-313		Post Infiltration Tank		N/A	N/A
TK-314		Post Infiltration Tank		N/A	N/A
TK-318		Seeder Tank		N/A	N/A
TK-319		Transplant Tank	CHEMTAINER	TC3581IC-BLA	NONE
Softwalls (2) one in germ, one in warehouse

Equipment to be sold at seller's discretion
	POD	Growing pod, approximately 7' x 12'
	POD	Growing pod, approximately 7' x 12'
	POD	Growing pod, approximately 7' x 12'
	POD	Growing pod, approximately 7' x 12'
	POD	Growing pod, approximately 7' x 12'

POD	Green house. 12' x 42' approximately
Infiltrator	Plant infiltrator system from Autoquip lift to autoquip lift
Pallet elevator	pallet elevator
Pallet elevator	pallet elevator

EXHIBIT B

[Purchaser Terms of Sale]

An 18% Buyer's Premium will apply.

PAYMENT TIMES: WITHIN 48 HOURS OF COMPLETION OF THE SALE.

ALL BIDS ARE MADE AND RECEIVED UNDER THE TERMS HEREINAFTER SET FORTH TO WHICH TERMS BIDDERS AGREE BY MAKING THEIR BID AT THE SALE. THESE TERMS CANNOT BE ALTERED EXCEPT BY THE AUCTIONEER. NO EMPLOYEE HAS AUTHORITY TO MODIFY SAME. THE OWNER AND/OR AUCTIONEER RESERVE THE RIGHT TO ADD TO OR MODIFY THE TERMS OF THE SALES.

This auction may require a credit or debit card 100% refundable deposit. Your credit/debit card added through the Bidspotter.com fully secure and PCI compliant registration process will be assessed a 100% refundable $1,000.00 (US Bidder) or $2,500.00 (International Bidder) deposit in order to be approved to bid online within this auction. If you are unsuccessful in the auction, your card will be refunded of your deposit within 24 hours post auction.

Holland Industrial Group LLC. DOES NOT TAKE DEBIT CARDS OR CREDIT CARDS FOR AUCTION INVOICE PAYMENTS.

All payments must be made by Wire Transfer or Company Check with Bank Letter of Guarantee to Holland Industrial Group LLC. Here is an example of what your letter should be: [Mr. “Customer Name” is a customer of this bank. This bank will guarantee unqualified payment of Holland Industrial Group LLC. on the account listed herein up to the amount of $. This letter is good until (insert expiration date 30 days from sale date)]. By registering, the Bidder hereby expressly authorizes HIG to charge the Credit Card if the Bidder fails to pay any invoice within forty-eight (48) hours after each such invoice is issued to Bidder.

All bidders are required to give full name, address, phone, fax, and bank information when registering. All bidders must register before bidding.

All bids must be paid in full within two business days after the bids have closed. The Auctioneer shall determine the bidding increments. Some items may be auctioned with reserve.

All purchases must be removed within two weeks after the bids have closed. No lot can, on any account, be removed prior to HIG having been paid in full. Purchases will be delivered only on presentation of paid bill. Auctioneer shall not be responsible for goods not removed within the aforesaid time.

Purchasers must remove equipment at their expense, risk, and liability. Purchasers must engage the riggers. Riggers, movers, electricians, or buyer performing work at the Auction Sites must provide Auctioneer with evidence of insurance. The insurance coverage must be at a level acceptable to Auctioneer and to the Seller. The insurance must name both Holland Industrial Group LLC and IBIO INC as additional insured. Purchaser is required to remove all the equipment within a period not later than April 28. Purchaser is required to get their riggers, before starting removal, to furnish a certificate of insurance with both IBIO and Auctioneers listed as additional insureds. Purchasers are agreeing that they’ll lose their equipment if it’s not removed by April 28.

Purchasers are solely responsible for disconnecting any utilities and for rigging and shipping the equipment. All the equipment has to be removed by the Purchasers from facility by April 28. Purchasers must get the equipment removed in a workmanlike manner. Purchasers must remove oils or other fluids in the equipment before removal.

All checks for deposits and balances due shall be payable to the order of Holland Industrial Group LLC. unless instructed otherwise. All bills must be paid to the Opa-locka headquarters offices of the Auctioneer at 13105 NW 42nd Ave Opa-locka FL 33054, or by wire transfer directly to the bank specified in the wire transfer instructions provided for this on-line auction. The full purchase price on all lots sold to the same buyer must be paid within the time fixed and before removal of any of the goods.

THE AUCTIONEER SHALL NOT BE RESPONSIBLE FOR THE CORRECT DESCRIPTION, GENUINENESS, AUTHENTICITY OF, OR DEFECT IN ANY LOT, AND MAKES NO WARRANTY IN CONNECTION THEREWITH. NO SALE SHALL BE SET ASIDE NOR ALLOWANCE MADE ON ACCOUNT OF ANY INCORRECTNESS, ERROR IN CATALOGING, OR ANY IMPERFECTION NOT NOTED. NO DEDUCTION ALLOWED ON DAMAGED ARTICLES, ALL ARTICLES BEING EXPOSED FOR PUBLIC EXHIBITION, AND SOLD “AS IS” AND WITHOUT RECOURSE. ARTICLES ARE NOT WARRANTED AS MERCHANTABLE OR FIT FOR ANY PARTICULAR PURPOSE, AND NO CLAIM MAY BE MADE BY PURCHASER RELATING TO THE CONDITION OR USE OF ARTICLES PURCHASED, OR FOR PROXIMATE OR CONSEQUENTIAL DAMAGES ARISING THEREFROM.

Articles purchased may not incorporate approved activating mechanisms, operating safety devices or safety guards, as required by OSHA or otherwise. It is Purchaser’s responsibility that articles purchased be so equipped and safeguarded to meet OSHA and any other requirements before placing such articles into operation.

Purchaser agrees to indemnify and hold Auctioneer harmless from and against all claims and liabilities relating to the condition or use of the articles purchased or failure of user to follow instructions, warnings or recommendations of the manufacturer, or to comply with federal, state and local laws applicable to such articles, including OSHA requirements, or for proximate or consequential damages, costs or legal expenses arising therefrom.

No claims will be allowed after removal of goods from premises.

Auctioneer shall not, in any event, be liable for non-delivery or any other matter or thing, to any Purchaser of any lot, other than for the return to the Purchaser of the deposit or sum paid on said lot, should the Purchaser be entitled thereto.

In default of payment of bills in full within the time therein specified, the Auctioneer in addition to all other remedies allowed by law, may retain all monies received as deposit or otherwise, as liquidated damages. Lots not paid for and removed within the time allowed herein may be resold at public or private sale without further notice, and any deficiency, together with all expenses and charges of re-sale, will be charged to the defaulting Purchaser.

Persons attending during exhibition, sale or removal of goods assume all risks of damage of or loss to person and property and specifically release the Auctioneer from liability therefor. Neither the Auctioneer nor his principal shall be liable by reason of defect in or condition of the premises on which the sale is held.

The Auctioneer reserves the right to withdraw from sale any of the property listed or to sell at this sale property not listed, and also reserves the right to group one or more lots into one or more selling lots or to subdivide into two or more selling lots. Whenever the best interest of a Seller will be served, the Auctioneer reserves the right to sell all the property listed, in bulk.

Where items are sold by estimated weight, count or measure, the Purchaser will be billed for and required to pay for the estimated weight, count or measure. If, upon delivery, any shortage exists, the Purchaser will receive a refund at the rate of purchase. If there be an excess, the Purchaser will be required to pay for such excess, at the rate of purchase.

The Auctioneer reserves the right to reject any and all bids, alter the order of sale, and accept bids made on behalf of the Seller. Auctioneer is not responsible for internet lags, delays, blackouts, or disconnects.

The record of sale kept by the Auctioneer and bookkeeper will be taken as final in the event of any dispute.

The Auctioneer is acting as agent only and is not responsible for the acts of its principals. Purchaser acknowledges, as an inducement to Seller to commit Purchaser to bid, that Purchaser has independently inspected the goods bid upon by the Purchaser, and acknowledges to the Seller that Purchaser is acquiring all goods “AS IS, WITH ALL

FAULTS” and “WITH REMOVAL AT PURCHASERS’ RISK AND EXPENSE” and agrees to protect, indemnify and hold harmless the Seller from any and all claims, demands, causes of actions, liabilities and judgments relating to the conditions or use of the goods.

Seller, if not the same as the Auctioneer, shall have the rights, protections and benefits afforded to the Auctioneer as set forth herein.

Although all information has been obtained from sources deemed reliable, the auctioneer and seller make no warranty or guarantee, expressed or implied, as to the accuracy of the information herein contained, or contained in our catalog. It is for this reason that buyers should avail themselves of the opportunity to make inspection prior to the auction. Although it is not likely, auction sales are subject to cancellation or postponement. Kindly contact auctioneer prior to attendance.

ANY ADDITIONAL PROVISIONS OR AMENDMENTS TO THE ABOVE LISTED TERMS WILL BE POSTED BY THE AUCTIONEER PRIOR TO THE START OF BIDDING.